UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLUE OWL TECHNOLOGY INCOME CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BLUE OWL

Powering exceptional financing solutions.

Blue Owl Technology Income Corp.

2024 Proxy Statement and Notice of Annual Meeting of Shareholders

Blue Owl Technology Income Corp.

Letter from the CEO

Dear shareholders:

On behalf of our Board of Directors and our entire team, I am pleased to invite you to the 2024 annual meeting of shareholders for Blue Owl Technology Income Corp. (“OTIC”). The meeting will be held on June 21, 2024 at 10:30 a.m., Eastern Time and, consistent with last year, will be conducted virtually. Meeting details can be found beginning on the Notice of Annual Meeting of Shareholders that follows.

This year’s agenda includes votes to (i) re-elect two Board members; (ii) re-ratify the appointment of KPMG LLP as our independent registered public accounting firm; and (iii) approve clarifying changes to our charter. More information on these proposals can be found beginning on page 10 of our proxy statement. Our Board unanimously recommends that you vote FOR all three proposals.

Your vote is very important to us. Whether or not you plan to attend the virtual meeting, we ask that your shares be represented and voted.

Our Year

We delivered strong results in 2023, growing net asset value per share approximately 4% while distributing more than $1.00 per share to our shareholders. This resulted in a total economic return to our investors of 14% in 2023.1 In addition to a stable monthly distribution, we were also pleased to pay three special distributions to shareholders of record during the year, reflecting the robust earnings power of our portfolio. Our strong results are the outcome of our emphasis on credit selection, the broad benefits of higher interest rates, and our proactive approach to liability management.

This performance continues to resonate with both new and prospective investors. In 2023, OTIC raised over $900 million of equity, while consistently maintaining low redemptions. Demand steadily grew throughout the year, as quarterly equity raised increased nearly 50% from approximately $170 million in Q1 to over $250 million in Q4. We believe this demand is a result of our investment philosophy and commitment to delivering consistent returns to shareholders across our credit platform.

We began last year appropriately cautious and prepared for a challenging economic environment. Yet over the course of the year, our borrowers across Blue Owl’s Credit platform, on average, delivered low-to-mid single digit growth in both EBITDA and revenue each quarter. Since inception, our approach has been to construct a market-leading technology-focused fund with distinctive competitive advantages. Our portfolio construction has focused on mature or late-stage, durable, high-quality technology and software assets. We generally invest in companies with highly recurring revenue, strong customer retention, established customer bases, high capital efficiency, and substantial gross margins, all of which underpin the potential to maintain sufficient cash flows. We also leverage the differentiated sourcing, underwriting, and risk management capabilities of Blue Owl’s $84.6 billion2 credit platform. As of year-end, the weighted average EBITDA of OTIC’s borrowers is $351 million3, and we believe this scale provides strategic benefits and operational stability that contribute to our strong credit quality.

Finally, Blue Owl published its inaugural sustainability report on July 1, 2023, which can be viewed on its website. The report details the framework Blue Owl and its Advisers use to execute on sustainability initiatives and reflects Blue Owl’s firm-wide emphasis on transparency.

Our Outlook

As a lender, we are defensive by nature, and credit quality is always top of mind. We remain confident in the versatility of our portfolio, and based on the visibility we have today, we expect that the overall portfolio should continue to perform well.

We entered 2024 on strong footing, and we expect to see increased market and origination activity over the balance of the year. We started to see this trend in the fourth quarter of last year, deploying over $8 billion across the Blue Owl direct lending business, representing our highest quarter of origination activity since 2021. Our scale positions us as a lender of choice and allows us to see opportunities with bigger companies and more established partners.

On behalf of our entire team, I want to express my thanks for your support. We are excited about the future and the ways in which we are delivering differentiated returns to our shareholders.

Sincerely yours,
Craig W. Packer Chief Executive Officer, President and Director March 28, 2024

1.	Total economic return based on total dividends paid and cumulative change in net asset value per share for Class I shares during 2023.

2.	Assets under management as of December 31, 2023.

3.	Based on investments we classify as traditional financing, which represented 88.9% of our total portfolio based on fair value as of December 31, 2023.

Blue Owl Technology Income Corp.

399 Park Avenue

New York, New York 10022

Notice of Annual Meeting of Shareholders

To Be Held On June 21, 2024

To the Shareholders of Blue Owl Technology Income Corp.:

NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Blue Owl Technology Income Corp., a Maryland corporation (the “Company”), will be held on June 21, 2024 at 10:30 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OTIC2024. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How to attend and vote at the Annual Meeting.”

The Annual Meeting is being held for the following purposes:

1.	To elect two members of the Board to serve until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	To approve the proposed Third Articles of Amendment and Restatement.

The Board has fixed the close of business on March 25, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting.  The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) are available at www.proxyvote.com.

By Order of the Board of Directors,
Neena A. Reddy Secretary March 28, 2024

Shareholders are requested to promptly authorize a proxy vote over the internet, or execute and return promptly the accompanying proxy card, which is being solicited by the Board. You may authorize a proxy over the internet by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by virtually attending the Annual Meeting and voting.

Four Ways to Vote

Online visit www.virtualshareholder meeting.com/OTIC2024	Phone call 1-800-690-6903	QR Code Scan QR Code using Smartphone	Mail Complete, sign and return proxy card

2024 Proxy Statement

Proxy Statement Summary

The summary highlights information that is contained elsewhere in this Proxy Statement. You should carefully read this Proxy Statement in its entirety before voting, as this summary does not contain all of the information that you should consider.

Annual Meeting of Shareholders

Date & Time: Friday, June 21, 2024 10:30 a.m., Eastern Time	Virtual Meeting Site: www.virtualshareholdermeeting.com/OTIC2024	Record Date: Close of Business March 25, 2024

Meeting Agenda and Voting Matters

Proposals		Board Recommendation	Page Reference

1.	Elect two members of the Board to serve until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified	FOR	10

2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR	33

3.	Approve the Third Articles of Amendment and Restatement	FOR	36

Corporate Governance Highlights

•  All of our directors are independent, except for Mr. Packer.

•  All of our Audit and Nominating & Corporate Governance Committee members are independent.

•  An independent non-executive chairman.

•  An excellent track record of attendance by our directors at Board and committee meetings in 2023.

•  A balance of new and experienced directors.

•  A Code of Business Conduct.

Directors

	Director Since	Independence	Board Committees

Edward D’Alelio* Age: 71	2021	•	• Audit • NCG

Eric Kaye Age: 61	2021	•	• Audit • NCG*

Craig W. Packer Age: 57	2021		• N/A

Christopher M. Temple Age: 56	2021	•	• Audit* • NCG

Melissa Weiler Age: 59	2021	•	• Audit • NCG

Victor Woolridge Age: 67	2021	•	• Audit • NCG

NCG = Nominating and Corporate Governance

* = Committee Chairman  * = Chairman of the Board

2024 Proxy Statement

Proxy Statement

Questions and Answers About the Annual Meeting and Voting

Q:  What is the date of the Annual Meeting and where will it be held?

A:  The annual meeting (the “Annual Meeting”) of shareholders of Blue Owl Technology Income Corp., which is sometimes referred to in this proxy statement as “we”, “us”, “our”, or the “Company,” will be held on June 21, 2024 at 10:30 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OTIC2024.

Q:  What will I be voting on at the Annual Meeting?

A:  At the Annual Meeting, shareholders will be asked to:

1.

elect each of Christopher M. Temple and Melissa Weiler to the Board for three-year terms, each expiring at the 2027 annual meeting of shareholders and until their successors are duly elected and qualified;

2.	ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024; and

3.	approve the proposed Third Articles of Amendment and Restatement.

Q:  Who can vote at the Annual Meeting?

A:  Only shareholders of record as of the close of business March 25, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

Q:  How many votes do I have?

A:  Shareholders are entitled to one vote for each share of the Company’s common stock, par value $0.01 per share held as of the Record Date.

Q:  How may I attend the meeting and vote?

A:  By voting virtually at the Annual Meeting. The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/OTIC2024. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/OTIC2024.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/OTIC2024 on the day of the Annual Meeting.

•	Webcast starts at 10:30 a.m., Eastern Time.

•	You will need your 16-Digit Control Number to enter the Annual Meeting.

•	Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

2024 Proxy Statement	1

By Proxy through the Internet. You may authorize a proxy through the internet using the web address included in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. After inputting the 16-digit control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link.

By Proxy through the Mail. When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 20, 2024.

Q:  Does the Board recommend voting for each of the Proposals?

A:  Yes. The Board unanimously recommends that you vote “FOR” each of the proposals.

Q:  Why does the Board recommend voting FOR Proposal 1, the election of each of Mr. Temple and Ms. Weiler?

A:  Mr. Temple is currently the Chairman of the Audit Committee and has served in that capacity since 2021. Mr. Temple has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Mr. Temple has served as an Operating Executive/Senior Advisor for Tailwind Capital, LLC, a New York based middle market private equity firm since June 2011. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. The Board believes Mr. Temple’s numerous management positions and experiences in the middle market make him well qualified to serve on the Board.

Ms. Weiler has served on the Board since 2021. Ms. Weiler was formerly a Managing Director and a member of the Management Committee of Crescent Capital Group, a Los Angeles-based asset management firm (“Crescent”), where she served from January 2011 until she retired in December 2020. During that time, Ms. Weiler was responsible for the oversight of Crescent’s CLO management business from July 2017 through December 2020, and managed several multi-strategy credit funds from January 2011 through June 2017. The Board believes Ms. Weiler’s numerous management positions and broad experiences in the asset management and financial services sector provide her with skills and valuable insight in handling complex financial transactions and issues, all of which make her well qualified to serve on the Board.

Mr. Temple and Ms. Weiler have served the Company since its founding in 2021. The Board believes this history and familiarity with the Blue Owl investment platform make Mr. Temple and Ms. Weiler beneficial members of the Board.

Q:  Why does the Board recommend voting FOR Proposal 2, to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm?

A:  KPMG LLP acted as the Company’s independent registered public accounting firm for the 2021-2023 fiscal years and has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board has submitted the selection of KPMG LLP to shareholders for ratification as a matter of good corporate governance. Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements.

Q:  Why is the Company proposing to enter into the Third Articles of Amendment and Restatement (the “Proposed Charter”)?

A:  In connection with its ongoing public offering, the Company has filed a registration statement on Form N-2 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register the offering of its

2	2024 Proxy Statement

shares of common stock (the “Common Shares”) under the Securities Act of 1933, as amended (the “Securities Act”). Because the Common Shares are not traded on a national securities exchange, the Company is required to register the Common Shares in each individual state in which the Company offers and sells such Common Shares. Most states, under their respective “blue sky” securities laws, generally require that issuers conducting public offerings conform to the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines (“Omnibus Guidelines”). NASAA developed the Omnibus Guidelines in part to provide some level of uniformity to the registration requirements among the individual states and generally relate to, among other things, corporate governance and shareholder protection matters.

During its state registration process, the Company received comments from certain state securities regulatory authorities on the Company’s Second Articles of Amendment and Restatement (the “Current Charter”) based on the Omnibus Guidelines. In order to obtain and/or maintain authorization to offer and sell its Common Shares in those states, the Company has undertaken to submit the changes to its Current Charter described below for approval by the Company’s shareholders.

Q:  What revisions are contained in the Proposed Charter?

A:  In addition to other immaterial, clarifying, or conforming changes, the Proposed Charter clarifies that the removal of directors generally may be approved by shareholders holding the majority of votes entitled to be cast.

The foregoing summary descriptions of the proposed revisions included in the Proposed Charter are qualified in their entirety by Appendix A to this proxy statement.

Q:  Why does the Board recommend voting FOR Proposal 3, to approve the proposed Third Articles of Amendment and Restatement?

A:  The Board has considered, among other things, that the changes contemplated in the Proposed Charter:

•	are necessary for the Company to obtain and/or maintain its registration in certain states;

•	are necessary for the Company to continue its public offering of common shares without disruption; and

•	would have little impact on the investment advisory and administrative services being provided to the Company or on the operational aspects of the Company.

Based on its review and discussion of the Proposed Charter, the Board determined that adoption of the Proposed Charter was in the best interests of the Company’s shareholders.

2024 Proxy Statement	3

General Information About the Annual Meeting

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on June 21, 2024 at 10:30 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. Only holders of record of our common stock at the close of business on March 25, 2024, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 208,345,964 shares of common stock, par value $0.01 per share (the “Shares”) outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, the “Proxy Statement”), or a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”), and how to submit proxies over the internet are first being sent to shareholders on or about March 28, 2024. The Proxy Statement and Annual Report can both be accessed online at www.proxyvote.com.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted (1) FOR the election of two members of the Board to serve until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified, (2) FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and (3) FOR the approval of the proposed Third Articles of Amendment and Restatement. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the Record Date.

The Annual Meeting is being held for the following purposes:

1.	To elect two members of the Board to serve until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified;

2.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	To approve the proposed Third Articles of Amendment and Restatement.

Quorum Required

A majority of the outstanding Shares must be present or represented by proxy at the Annual Meeting in order to have a quorum. If you have properly voted by proxy via internet or mail, you will be considered part of the quorum. We will count “abstain” votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time Shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding Shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.

4	2024 Proxy Statement

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes

Proposal 1—To elect two members of the Board to serve until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.

Proposal 2—To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	Yes	Abstentions and broker non-votes will have no effect on the result of the vote.

Proposal 3—To approve the proposed Third Articles of Amendment and Restatement	Affirmative vote of the holders entitled to cast a majority of the votes of issued and outstanding shares as of the Record Date	No	Abstentions and broker non-votes will have the same effect as a vote against this proposal.

You may vote “for” or “against,” or abstain from voting on Proposal 1, Proposal 2 and Proposal 3. The adoption of each of Proposal 1 and Proposal 2 requires the affirmative vote of the majority of votes cast for each such proposal at the Annual Meeting, meaning the number of shares voted “for” each of Proposal 1 and Proposal 2 must exceed the number of shares voted “against” such proposal. The adoption of Proposal 3 requires the affirmative vote of the holders entitled to cast a majority of the votes of issued and outstanding shares as of the Record Date, meaning more than 50% of the shares outstanding as of the Record Date must vote “for” Proposal 3. The inspector of elections appointed for the Annual Meeting will separately tabulate “for” votes, “against” votes, “abstain” votes, and broker non-votes.

Voting

You may vote by proxy or in person (virtually) at the Annual Meeting in accordance with the instructions provided below.

Voting by Proxy

You also may authorize a proxy through the internet using the web address included on your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. After inputting the 16-digit control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link. When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 20, 2024.

Voting at the Annual Meeting

The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/OTIC2024. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/OTIC2024.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/OTIC2024 on the day of the Annual Meeting.

2024 Proxy Statement	5

•	Webcast starts at 10:30 a.m., Eastern Time.

•	You will need your 16-Digit Control Number to enter the Annual Meeting.

•	Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s Proxy Statement, the proxy card, and the Company’s Annual Report are available at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the shares of our common stock outstanding on the Record Date will constitute a quorum.

If a quorum is not present at the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting until a quorum is present.

Proxies for the Annual Meeting

The named proxies for the Annual Meeting are Neena A. Reddy and Jonathan Lamm (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials, and any requested proxy materials to the shareholders. The Company has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm to assist in the distribution of the proxy materials, solicitation of proxies and tabulation of proxies. The cost of Broadridge’s services with respect to the Company is estimated to be approximately $3,500 plus reasonable out-of-pocket expenses. In addition, the Company has engaged the services of Morrow Sodali for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $6,000 plus reimbursement of certain out-of-pocket expenses and fees for additional services requested. Please note that Morrow Sodali and Broadridge may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to Broadridge.

Revocability of Proxies

A shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting in person (virtually) or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Secretary of the Company, Neena A. Reddy, at our principal executive offices located at 399 Park Avenue, 37th Floor, New York, New York 10022. You can call us by dialing (212) 419-3000. You can access our proxy materials online at www.proxyvote.com.

6	2024 Proxy Statement

Record Date

The Board has fixed the close of business on March 25, 2024 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 208,345,964 Shares outstanding.

Notice of Internet Availability of Proxy Materials

In accordance with regulations promulgated by the SEC, the Company has made this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Annual Report available to shareholders on the internet. Shareholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting,” and/or (iii) elect to receive future proxy materials by electronic delivery, via the internet address provided below.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company’s common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

2024 Proxy Statement	7

Security Ownership of Management and Certain Beneficial Owners

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership according to information furnished to us by such persons or publicly available filings. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon filings by such persons with the SEC and other information obtained from such persons of each current director, the nominees for director, the Company’s executive officers, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.

The percentage ownership is based on 208,345,964 shares of our common stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares of our common stock beneficially owned by such shareholder.

Name and Address	Number of Shares Owned	Percentage of Class Outstanding

Interested Director

Craig W. Packer	—	—

Independent Directors

Edward D’Alelio	—	—

Eric Kaye	—	—

Christopher M. Temple	—	—

Melissa Weiler	—	—

Victor Woolridge	—	—

Executive Officers

Bryan Cole	—	—

Karen Hager	—	—

Jonathan Lamm	—	—

Neena A. Reddy	—	—

Matthew Swatt	—	—

Shari Withem	—	—

Jennifer McMillon	—	—

All officers and directors as a group (13 persons)(1)	—	—

(1)	The address for each of the directors and officers is c/o Blue Owl Technology Income Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.

8	2024 Proxy Statement

The Adviser and the Administrator

Blue Owl Technology Credit Advisors II LLC (the “Adviser”) serves as the Company’s investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Adviser also serves as the Company’s administrator pursuant to an administration agreement (the “Administration Agreement”) between the Company and the Adviser. Blue Owl Securities LLC, an affiliate of the Adviser, serves as the Dealer Manager for the Company’s public offering of Common Shares.

The Adviser is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform, which focuses on direct lending. Blue Owl consists of three investment platforms: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on providing capital to institutional alternative asset managers, and (3) Real Estate, which focuses on triple net lease real estate strategies. Blue Owl’s Credit platform is comprised of the Adviser, Blue Owl Credit Advisors LLC (“OCA”), Blue Owl Technology Credit Advisors LLC (“OTCA”), Blue Owl Credit Private Fund Advisors LLC (“OPFA”) and Blue Owl Diversified Credit Advisors LLC (“ODCA” and together with the Adviser, OTCA, OCA, and OPFA, the “Blue Owl Credit Advisers”), which are also registered investment advisers. The Blue Owl Credit Advisers focus on direct lending to middle market companies primarily in the United States across four investment strategies which are offered through the Company, Blue Owl Capital Corporation (“OBDC”), Blue Owl Capital Corporation II (“OBDC II”), Blue Owl Capital Corporation III (“OBDE”), Blue Owl Credit Income Corp. (“OCIC”), Blue Owl Technology Finance Corp. (“OTF”) and Blue Owl Technology Finance Corp. II (“OTF II” and together with the Company, OBDC, OBDC II, OBDE, OCIC and OTF, the “Blue Owl BDCs”), private funds and separately managed accounts (collectively, the “Blue Owl Credit Clients”).

The address of the Adviser and Blue Owl Securities LLC is 399 Park Avenue, New York, NY 10022.

2024 Proxy Statement	9

Proposal 1: Election of Directors

At the Annual Meeting, shareholders of the Company are being asked to consider the election of two directors of the Company. Pursuant to the Company’s bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law, or greater than eleven. Under the Company’s Articles of Amendment and Restatement (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term. The Board currently consists of six directors who serve in the following classes: Class III (terms ending at the Annual Meeting) — Christopher M. Temple and Melissa Weiler; Class I (terms ending at the 2025 annual meeting of shareholders) — Edward D’Alelio and Craig W. Packer; and Class II (terms ending at the 2026 annual meeting of shareholders) — Eric Kaye and Victor Woolridge. See “Corporate Governance — The Board” beginning on page 21 for more information regarding the composition of the Board.

Christopher M. Temple and Melissa Weiler each has been nominated for election by the Board to serve a three-year term until the 2027 annual meeting of shareholders and until each of their successors are duly elected and qualified. Each director nominee has agreed to serve as a director if re-elected and has consented to being named as a nominee.

A shareholder can vote for, against or abstain from voting for any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.

Required Vote

Each director nominee shall be elected by the affirmative vote of a majority of votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. For the proposal, “abstain votes” and broker non-votes, if any, will count as shares represented at the meeting for purposes of establishing a quorum but will have no effect on the outcome of the vote. There will be no cumulative voting with respect to Proposal 1.

Information about the Nominees and Directors

Set forth below is information, as of March 28, 2024, regarding Mr. Temple and Ms. Weiler, who are being nominated for election as directors of the Company by the Company’s shareholders at the Annual Meeting, as well as information about the Company’s other current directors whose terms of office will continue after the Annual Meeting. Neither Mr. Temple nor Ms. Weiler is being proposed for election pursuant to any agreement or understanding between either Mr. Temple or Ms. Weiler, on the one hand, and the Company or any other person or entity, on the other hand. See “Corporate Governance — The Board” beginning on page 21 for more information regarding the composition of the Board.

The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Company’s business and structure, including the number of companies in the “Fund Complex” overseen by each director. “Fund Complex” includes the Blue Owl BDCs. Each of the Blue Owl BDCs is advised by Blue Owl Credit Advisors LLC (the “Adviser”) or an affiliate of the Adviser.

There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominees or officers, and none are currently pending.

10	2024 Proxy Statement

Class III Directors

Terms Expiring 2024:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director

Independent Directors

Christopher M. Temple, 56	Director	President of DelTex Capital LLC	Class III Director since 2021; Term expires in 2024	7	• OBDC • OBDC II • OBDE • OTF • OCIC • OTF II • Plains All American Pipeline Company

Melissa Weiler, 59	Director	Private Investor Managing Director and member of the Management Committee of Crescent Capital Group (through 2020)	Class III Director since 2021; Term expires in 2024	7	• OBDC • OBDC II • OBDE • OTF • OCIC • OTF II • Jefferies Financial Group, Inc.

(1)	The address for each director is c/o Blue Owl Technology Income Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.
(2)	Directors serve for three-year terms and until their successors are duly elected and qualified.
(3)	The term “Fund Complex” refers to the Blue Owl BDCs. Directors and officers who oversee the funds in the Fund Complex are noted.

2024 Proxy Statement	11

Class III Director Biographies

Christopher M. Temple

Independent Director Age: 56 Director Since: 2021 Committees: • Audit • NCG

Mr. Temple has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Mr. Temple has served as an Operating Executive/Senior Advisor for Tailwind Capital, LLC, a New York based middle market private equity firm since June 2011. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital, LLC from May to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple started his career in the audit and tax departments of KPMG’s Houston office and was a licensed CPA from 1989 to 1993. Mr. Temple has served on the board of directors of Plains GP Holdings, L.P., the general partner of Plains All American Pipeline Company since November 2016 and has served as a member of the Plains GP Holdings, L.P. compensation committee since November 2020 and as a director of Plains All American Pipeline, L.P’s (“PAA”) general partner from May 2009 to November 2016. He was a member of the PAA Audit Committee from 2009 to 2016. Prior public board service includes board and audit committee service for Clear Channel Outdoor Holdings from April 2011 to May 2016 and on the board and audit committee of Charter Communications Inc. from November 2009 through January 2011. In addition to public boards, as part of his role with Tailwind, Mr. Temple has served on private boards including Brawler Industries, and National HME and currently serves on the boards of Loenbro, Inc. and HMT, LLC. Since March 2016 and November 2016 he has served on the boards of directors of the OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since February 2020 and September 2020 he has served on the boards of directors of OBDE and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of the Company and OTF II, respectively. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard.

The Company believes Mr. Temple’s broad investment management background, together with his financial and accounting knowledge, brings important and valuable skills to the Board.

Melissa Weiler

Independent Director Age: 59 Director Since: 2021 • Audit • NCG

Ms. Weiler was formerly a Managing Director and a member of the Management Committee of Crescent Capital Group, a Los Angeles-based asset management firm (“Crescent”), where she served from January 2011 until she retired in December 2020. During that time, Ms. Weiler was responsible for the oversight of Crescent’s CLO management business from July 2017 through December 2020, and managed several multi-strategy credit funds from January 2011 through June 2017. During her tenure at Crescent, she also served on the Risk Management and Diversity & Inclusion committees. From October 1995 to December 2010, Ms. Weiler was a Managing Director at Trust Company of the West, a Los Angeles-based asset management firm (“TCW”). At TCW, she managed several multi-strategy credit funds from July 2006 to December 2010, and served as lead portfolio manager for TCW’s high-yield bond strategy from October 1995 to June 2006. Ms. Weiler has served on the board of directors of Jefferies Financial Group Inc. since 2021. She is a member of the Cedars-Sinai Board of Governors and is actively involved in 100 Women in Finance. Ms. Weiler holds a B.S. in Economics from the Wharton School at the University of Pennsylvania. Ms. Weiler joined the boards of directors of the OBDC, OBDC II, OBDE, OTF and OCIC in February 2021 and the boards of directors of the Company and OTF II in August 2021 and November 2021, respectively.

The Company believes Ms. Weiler’s broad investment management background, together with her financial and accounting knowledge, brings important and valuable skills to the Board.

12	2024 Proxy Statement

Incumbent Class I Directors

Terms Expiring 2025:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director

Independent Directors

Edward D’Alelio, 71	Chairman of the Board, Director	Retired	Class I Director since 2021; Term expires in 2025	7	• OBDC • OBDC II • OBDE • OTF • OCIC • OTF II • Blackstone/GSO Long Short Credit Fund • Blackstone/GSO Sen. Flt Rate Fund

Interested Director(4)

Craig W. Packer, 57	Chief Executive Officer, President and Director	Co-Founder of Blue Owl Capital Partners Co-President of Blue Owl Co-Chief Investment Officer of each of the Blue Owl Credit Advisers(5) President and Chief Executive Officer of each of the Blue Owl BDCs(6)	Class I Director since 2021; Term expires in 2025	7	• OBDC • OBDC II • OBDE • OTF • OCIC • OTF II • Blue Owl

(1)	The address for each director is c/o Blue Owl Technology Income Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.
(2)	Directors serve for three-year terms and until their successors are duly elected and qualified.
(3)	The term “Fund Complex” refers to the Blue Owl BDCs. Directors and officers who oversee the funds in the Fund Complex are noted.
(4)

“Interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Packer is an “interested person” because of his affiliation with the Adviser.

(5)

The Blue Owl Credit Advisers are comprised of the Adviser, Blue Owl Credit Advisors LLC, Blue Owl Technology Credit Advisors LLC, Blue Owl Credit Private Fund Advisors LLC and Blue Owl Diversified Credit Advisors LLC, which are registered investment advisers.

(6)

On January 12, 2024, the board of directors of OBDE appointed Logan Nicholson to serve as OBDE’s President, which was previously held by Mr. Packer who continues to serve as OBDE’s Chief Executive Officer and as a director.

2024 Proxy Statement	13

Class I Director Biographies

Edward D’Alelio

Chairman of the Board Independent Director Age: 71 Director Since: 2021 Committees: • Audit • NCG

Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston, where he served from 1989 until he retired in 2002. While at Putnam, he served on the Investment Policy Committee, which was responsible for oversight of all investments. He also sat on various Committees including attribution and portfolio performance. Prior to joining Putnam, he was a portfolio manager at Keystone Investments and prior to that, he was an Investment Analyst at The Hartford Ins. Co. Since 2002, Mr. D’Alelio has served as an Executive in Residence at the University of Mass., Boston—School of Management. He is also chair of the investment committee of the Umass Foundation. He serves on the Advisory Committees of Ceres Farms. Since September 2009, he has served as director of Vermont Farmstead Cheese. Since January 2008 he has served on the board of Blackstone/GSO Long Short Credit Fund & Blackstone/GSO Sen. Flt Rate Fund. Since March 2016 and November 2016, he has served on the boards of directors of the OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since February 2020 and September 2020 he has served on the boards of directors of OBDE and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of the Company and OTF II, respectively. Mr. D’Alelio’s previous corporate board assignments include Archibald Candy, Doane Pet Care, Trump Entertainment Resorts and UMass Memorial Hospital. Mr. D’Alelio is a graduate of the Univ. of Mass Boston and has an M.B.A. from Boston University.

The Company believes Mr. D’Alelio’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.

14	2024 Proxy Statement

Craig W. Packer

Interested Director Age: 57 Director Since: 2021 Committees: • N/A

Mr. Packer is the Chief Executive Officer of each of the Blue Owl BDCs, the President of each of the Blue Owl BDCs except for OBDE and is a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of the Blue Owl Credit Advisers. Additionally, Mr. Packer is a Co-President and a director of Blue Owl. Mr. Packer is also the Head of the Credit platform and serves as a Co-Chief Investment Officer for each of the Blue Owl Credit Advisers. Previously, Mr. Packer co-founded Owl Rock Capital Partners (“Owl Rock”), the predecessor firm to Blue Owl’s Credit platform. In addition, Mr. Packer has served on the boards of directors of the OBDC and OBDC II since March 2016 and November 2016, respectively, on the board of directors of OTF since August 2018, on the boards of directors of OBDE and OCIC since February 2020 and September 2020, respectively, and since August 2021 and November 2021 he has served on the boards of directors of the Company and OTF II, respectively. Mr. Packer also served as President of OBDE since its inception until January 2024. Prior to co-founding Owl Rock, Mr. Packer was a Partner and Co-Head of Leveraged Finance in the Americas at Goldman, Sachs & Co. Mr. Packer joined Goldman, Sachs & Co. as a Managing Director and Head of High Yield Capital Markets in 2006 and was named partner in 2008. Prior to joining Goldman Sachs & Co., Mr. Packer was the Global Head of High Yield Capital Markets at Credit Suisse First Boston, and before that he worked at Donaldson, Lufkin & Jenrette. Mr. Packer serves as Treasurer of the Board of Trustees of Greenwich Academy, and Co-Chair of the Honorary Board of Kids in Crisis, a nonprofit organization that serves children in Connecticut. Mr. Packer is also on the Advisory Board for the Mount Sinai Department of Rehabilitation and Human Performance. In addition, Mr. Packer is on the Foundation Board of Trustees for the McIntire School of Commerce, University of Virginia and is a member of the Board of Trustees of the University of Virginia Athletics Foundation. Mr. Packer earned an M.B.A. from Harvard Business School and a B.S. from the University of Virginia.

The Company believes Mr. Packer’s depth of experience in corporate finance, capital markets and financial services gives the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with the Company and the Adviser, provide an important skillset and knowledge base to the Board.

2024 Proxy Statement	15

Incumbent Class II Directors

Terms Expiring 2026:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director

Independent Directors

Eric Kaye, 61	Director	Founder of Kayezen, LLC	Class II Director since 2021; Term expires in 2026	7	• OBDC • OBDC II • OBDE • OTF • OCIC • OTF II

Victor Woolridge, 67	Director	Managing Director, Barings Real Estate Advisers, LLC	Class II Director since 2021, Term expires in 2026	7	• OBDC • OBDC II • OBDE • OTF • OCIC • OTF II

(1)	The address for each director is c/o Blue Owl Technology Income Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.
(2)	Directors serve for three-year terms and until their successors are duly elected and qualified.
(3)	The term “Fund Complex” refers to the Blue Owl BDCs. Directors and officers who oversee the funds in the Fund Complex are noted.

16	2024 Proxy Statement

Class II Director Biographies

Eric Kaye

Independent Director Age: 61 Director Since: 2021 Committees: • Audit • NCG

Mr. Kaye is the founder of Kayezen, LLC, a physical therapy and fitness equipment design company. Prior to founding Kayezen, LLC, Mr. Kaye served as a Vice Chairman and Managing Director of UBS Investment Bank, and a member of the division’s Global Operating and U.S. Executive Committees, from June 2001 to May 2012. For the majority of Mr. Kaye’s tenure with UBS, he was a Managing Director and led the firm’s Exclusive Sales and Divestitures Group, where he focused on advising middle market companies. Prior to joining UBS, Mr. Kaye has served as Global Co Head of Mergers & Acquisitions for Robertson Stephens, an investment banking firm, from February 1998 to June 2001. Mr. Kaye joined Robertson Stephens from PaineWebber where he served as Executive Director and head of the firm’s Technology Mergers & Acquisitions team. Since March 2016 and November 2016 he has served on the boards of directors of the OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since February 2020 and September 2020 he has served on the boards of directors of OBDE and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of the Company and OTF II, respectively. Mr. Kaye holds a B.A. from Union College and an M.B.A. from Columbia Business School.

The Company believes Mr. Kaye’s management positions and experiences in the middle market provide the Board with valuable insight.

Victor Woolridge

Independent Director Age: 67 Director Since: 2021 Committees: • Audit • NCG

Mr. Woolridge was formerly a Managing Director of Barings Real Estate Advisers, LLC (“Barings”), the real estate investment unit of Barings LLC, a global asset management firm. Mr. Woolridge most recently served as Head of the U.S. Capital Markets for Equity Real Estate Funds at Barings. Mr. Woolridge previously served as Vice President and Managing Director and Head of Debt Capital Markets - Equities of Cornerstone Real Estate Advisers LLC (prior to its rebranding under the Barings name) (“Cornerstone”) from January 2013 to September 2016 and as Vice President Special Servicing from January 2010 to January 2013. Prior to joining Cornerstone, Mr. Woolridge served as a Managing Director of Babson Capital Management LLC (“Babson”) from January 2000 to January 2010. Prior to joining Babson, Mr. Woolridge served as Director of Loan Originations and Assistant Regional Director of MassMutual Financial Group from September 1982 to January 2000. Since 2009, Mr. Woolridge has served on the University of Massachusetts (UMass) Board of Trustees and has previously served as Chairman of the Board and as Chairman of the Board’s Committee on Administration and Finance and as trustee for University of Massachusetts Global. Since 2022, Mr. Woolridge has served as a director of Trumbull Property Income Fund and Fallon Health. Mr. Woolridge has also served on the UMass Foundation’s investment committee since 2021. Mr. Woolridge previously served on the Board of Trustees of Baystate Health from 2005 to 2016, which included service as Chairman of the Board and on the Board’s compensation, finance, governance and strategy committees. Mr. Woolridge holds a B.S. from the University of Massachusetts at Amherst and is a Certified Commercial Investment Member. Mr. Woolridge joined the boards of directors of the Company, OBDC, OBDC II, OBDE, OTF, OCIC, and OTF II in November 2021.

The Company believes Mr. Woolridge’s numerous management positions and broad experiences in the asset management and financial services sectors provide him with skills and valuable insight in handling complex financial transactions and issues, all of which makes him well qualified to serve on the Board of Directors.

2024 Proxy Statement	17

Dollar Range of Equity Securities Beneficially Owned by Directors

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001- $50,000; $50,001-$100,000; or Over $100,000. For purposes of this Proxy Statement, the term “Fund Complex” is defined to include the Blue Owl BDCs.

Name of Director	Dollar Range of Equity Securities in Blue Owl Technology Income Corp.(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)

Interested Director

Craig W. Packer	None	over	$100,000

Independent Directors

Edward D’Alelio	None	over	$100,000

Eric Kaye	None	over	$100,000

Christopher M. Temple	None	over	$100,000

Melissa Weiler	None	over	$100,000

Victor Woolridge	None	over	$100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)

The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is the product obtained by multiplying the current net asset offering price per share of the Company’s common stock, times the number of shares of the Company’s common stock beneficially owned.

(3)

The dollar range of equity securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the sum of (a) the product obtained by multiplying the closing price of OBDC’s common stock on the Record Date on the New York Stock Exchange (“NYSE”), times the number of shares of OBDC’s common stock beneficially owned, (b) the product obtained by multiplying the current net asset value per share of OBDC II’s common stock by the number of shares of OBDC II’s common stock beneficially owned, (c) the product obtained by multiplying the current closing price per share of OBDE’s common stock on the Record Date on the NYSE by the number of shares of OBDE’s common stock beneficially owned, (d) the product obtained by multiplying the current net asset value per share of OTF’s common stock by the number of shares of OTF’s common stock beneficially owned, (e) the product obtained by multiplying the current net offering price of OCIC’s common stock by the number of shares of OCIC’s common stock beneficially owned, (f) the product obtained by multiplying the current net asset value per share of OTF II’s common stock by the number of shares of OTF II’s common stock beneficially owned and (g) the total dollar range of equity securities in the Company beneficially owned by the director.

Information about Executive Officers Who Are Not Directors

The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.

Name	Age	Position	Officer Since

Bryan Cole	39	Chief Financial Officer, Chief Operating Officer	2021

Karen Hager	51	Chief Compliance Officer	2021

Jonathan Lamm	49	Vice President	2021

Neena A. Reddy	46	Vice President, Secretary	2021

Matthew Swatt	35	Co-Chief Accounting Officer, Co-Treasurer, Co-Controller	2021

Shari Withem	41	Co-Chief Accounting Officer, Co-Treasurer, Co-Controller	2021

Jennifer McMillon	46	Co-Chief Accounting Officer, Co-Treasurer, Co-Controller	2022

18	2024 Proxy Statement

The address for each of the Company’s executive officers is c/o Blue Owl Technology Income Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.

Mr. Cole is the Chief Financial Officer and Chief Operating Officer of each of the Company and OCIC, the Chief Operating Officer of each of OBDC II and OBDE, and is the Chief Accounting Officer and Co-Controller of each of the Company, OTF and OTF II. Mr. Cole is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in January 2016, Mr. Cole was Assistant Controller of Business Development Corporation of America, a non-traded business development company, where he was responsible for overseeing the finance, accounting, financial reporting, operations and internal controls functions. Preceding that role, Mr. Cole worked within the Financial Services—Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Cole received a B.S. in Accounting from Fordham University and is a licensed Certified Public Accountant in New York.

Ms. Hager is a member of Blue Owl’s Operating Committee and also serves as the Chief Compliance Officer of Blue Owl and each of the Blue Owl Credit Advisers and the Blue Owl BDCs. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in March 2018, Ms. Hager was Chief Compliance Officer at Abbott Capital Management. Previous to Abbott, Ms. Hager worked as SVP, Director of Global Compliance and Chief Compliance Officer at The Permal Group, and as Director of Compliance at Dominick & Dominick Advisors LLC. Prior to joining Dominick & Dominick Advisors LLC, Ms. Hager was a Senior Securities Compliance Examiner/Staff Accountant at the US Securities and Exchange Commission. Ms. Hager received a B.S. in Accounting from Brooklyn College of the City University of New York.

Mr. Lamm is Chief Financial Officer and Chief Operating Officer of each of the OBDC, OTF and OTF II, Chief Financial Officer of each of OBDC II and OBDE and Vice President of each of the Company and OCIC. Mr. Lamm is also Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in April 2021, Mr. Lamm served as the Chief Financial Officer and Treasurer of Goldman Sachs BDC, Inc. (“GSBD”), a business development company traded on the New York Stock Exchange. Mr. Lamm was responsible for building and overseeing GSBD’s finance, treasury, accounting and operations functions from April 2013 through March 2021, including during its initial public offering in March 2015. During his time at Goldman Sachs, Mr. Lamm also served as Chief Financial Officer and Treasurer of Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Middle Market Credit II LLC and Goldman Sachs Middle Market Lending Corp. prior to the completion of its merger with GSBD in October 2020. Throughout his twenty-two years at Goldman Sachs, Mr. Lamm held various positions. From 2013 to 2021, Mr. Lamm served as Managing Director, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2007 to 2013, Mr. Lamm served as Vice President, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2005 to 2007, Mr. Lamm served as Vice President in the Financial Reporting group and, from 1999 to 2005, he served as a Product Controller. Prior to joining Goldman Sachs, Mr. Lamm worked in public accounting at Deloitte & Touche.

Ms. Reddy is Vice President and Secretary of each of the Blue Owl BDCs and Chief Legal Officer of each of the Blue Owl Credit Advisers. Ms. Reddy also serves as the General Counsel, Chief Legal Officer and Secretary of Blue Owl, and a member of the Blue Owl’s Executive and Operating Committees. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, Ms. Reddy was associate general counsel at Goldman, Sachs & Co LLC, from 2010 to April 2019 and was dedicated to Goldman Sachs Asset Management L.P. (“GSAM”), where she was responsible for GSAM managed direct alternative products, including private credit. Prior to GSAM, Ms. Reddy practiced as a corporate attorney at Boies Schiller & Flexner LLP and at Debevoise & Plimpton LLP. Prior to becoming an attorney, Ms. Reddy was a financial analyst in the private wealth division at Goldman, Sachs & Co. Ms. Reddy received a J.D. from New York University School of Law and a B.A. in English, magna cum laude, from Georgetown University.

2024 Proxy Statement	19

Mr. Swatt is the Co-Chief Accounting Officer of the Company, OBDC II, OBDE and OCIC, and is the Co-Treasurer and Co-Controller of each of the Blue Owl Credit BDCs. Mr. Swatt is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor to Blue Owl’s Credit platform, in May 2016, Mr. Swatt was an Assistant Controller at Guggenheim Partners in their Private Credit group, where he was responsible for the finance, accounting, and financial reporting functions. Preceding that role, Mr. Swatt worked within the Financial Services—Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Swatt received a B.S. in Accounting from the University of Maryland and is a licensed Certified Public Accountant in New York.

Ms. Withem is the Co-Chief Accounting Officer of the Company, OBDC II, OBDE and OCIC, and is the Co-Treasurer and Co-Controller of each of the Blue Owl Credit BDCs. Ms. Withem is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in March 2018, Ms. Withem was Vice President of Sixth Street Specialty Lending, Inc., a business development company traded on the NYSE, where she was responsible for accounting, financial reporting, treasury and internal controls functions. Preceding that role, Ms. Withem worked for MCG Capital Corporation, a business development company formerly traded on the Nasdaq and Deloitte in the Audit and Assurance Practice. Ms. Withem received a B.S. in Accounting from James Madison University and is a licensed Certified Public Accountant in Virginia.

Ms. McMillon is the Co-Chief Accounting officer of the Company, OBDC II, OBDE and OCIC, and is the Co-Treasurer and Co-Controller of each of the Blue Owl Credit BDCs. Ms. McMillon is also a Managing Director of Blue Owl. Before joining Blue Owl, Ms. McMillon led the accounting department of Tiptree Inc., a national capital holding company, as the Vice President of Technical Accounting and External Reporting from 2017-2022. She was responsible for financial reporting, valuation/purchase accounting, and numerous internal control functions. From 2013-2017, Ms. McMillon served as the Regional Accounting & Reporting Director, Americas of Koch Industries/Georgia Pacific, from 2009-2013 she served as an Accounting Manager at Oaktree Capital and Centerbridge Partners, and prior to that Ms. McMillon worked in public accounting for nearly ten years, spending most of this tenure at PricewaterhouseCoopers. Ms. McMillon earned her B.S. in Accounting from Florida State University and is a licensed Certified Public Accountant in New York.

20	2024 Proxy Statement

Corporate Governance

The Board

Board Composition

The Board consists of six members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms. The terms of the Company’s Class III directors will expire at the Annual Meeting; the terms of the Company’s Class I directors will expire at the 2025 annual meeting of shareholders; and the terms of the Company’s Class II directors will expire at the 2026 annual meeting of shareholders.

The Board believes that a classified board of directors serves the best interests of the Company and its shareholders by promoting the continuity and stability of the Company and its business. A staggered election of directors means that over time the Company can ensure that, at any given time, at least a majority of the directors will have had prior experience on the Board. The Board also believes that classification may enhance the Company’s ability to attract and retain well- qualified directors who are able to commit the necessary time and resources to understand the Company, its business affairs and operations. The Board believes that the continuity and quality of leadership that results from a staggered Board enhances long-term planning and promotes the long-term value of the Company. Three-year terms provide the Company’s directors an appropriate amount of time to develop a deeper and more thorough understanding of the Company’s business, competitive environment and strategic goals. Experienced directors are better positioned to provide effective oversight and advice consistent with the best interests of the stockholders. Staggered terms for directors may also moderate the pace of change in the Board by extending the time required to elect a majority of directors from one to three annual meetings of shareholders.

Mr. Temple and Ms. Weiler serve as Class III directors (with terms expiring at the Annual Meeting). Messrs. D’Alelio and Packer serve as Class I directors (with terms expiring in 2025). Messrs. Kaye and Woolridge serve as Class II directors (with terms expiring in 2026).

Independent Directors

The Company’s Charter requires that a majority of the Board consist of directors who are not “interested persons” of the Company, the Adviser, or any of their respective affiliates, as defined in the 1940 Act (“Independent Directors”). On an annual basis, each member of the Company’s Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under NYSE corporate governance rules, the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Messrs. Kaye, Temple, D’Alelio, and Woolridge and Ms. Weiler qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Mr. Packer is considered an “interested person” (as defined in the 1940 Act) of the Company since he is an officer of the Adviser.

Meetings and Attendance

The Board met nineteen times during 2023 and acted on various occasions by written consent. Each of the incumbent directors attended at least 75% of the aggregate number of Board meetings held during the period for which they were a director in 2023 and meetings of the committee(s) on which they served during 2023.

Board Attendance at the Annual Meeting

The Company’s policy is to encourage its directors to attend each annual meeting; however, such attendance is not required at this time. Four of the Company’s directors attended the 2023 annual meeting of shareholders.

2024 Proxy Statement	21

Board Leadership Structure and Oversight Responsibilities

Overall responsibility for the Company’s oversight rests with the Board. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”), pursuant to which the Adviser will manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Company’s other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s charter. The Board is composed of six members, five of whom are directors who are not “interested persons” of the Company or the Adviser as defined in the 1940 Act.

The Board meets in person at regularly scheduled quarterly meetings each year. In addition, the Board may act by unanimous written consent and hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.

As described below, the Board has established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Edward D’Alelio, an Independent Director, to serve in the role of Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full Board in a manner that enhances effective oversight.

The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Company’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, the Adviser, the Company’s chief compliance officer, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with Directors

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Blue Owl Technology Income Corp., 399 Park Avenue, 37th Floor, New York, New York 10022, Attention: Secretary.

Committees of the Board

The Board has an Audit Committee and a Nominating and Corporate Governance Committee (“Nominating Committee), and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement and the charters of the Audit and Nominating Committees can be accessed on the Company’s website at www.otic.com.

22	2024 Proxy Statement

As of the date of this Proxy Statement, the members of each of the Board’s committees are as follows:

Independent Director	Audit Committee	Nominating and Corporate Governance Committee

Edward D’Alelio	●	●

Christopher M. Temple	●	●

Eric Kaye	●	●

Melissa Weiler	●	●

Victor Woolridge	●	●

● Chair

● Member

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

(a)

assists the Board’s oversight of the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Company’s compliance with legal and regulatory requirements and the performance of the Company’s independent registered public accounting firm;

(b)	prepares an Audit Committee report, if required by the SEC, to be included in the Company’s annual proxy statement;

(c)

oversees the scope of the annual audit of the Company’s financial statements, the quality and objectivity of the Company’s financial statements, accounting and financial reporting policies and internal controls;

(d)	determines the selection, appointment, retention and termination of the Company’s independent registered public accounting firm, as well as approving the compensation thereof;

(e)	pre-approves all audit and non-audit services provided to the Company and certain other persons by such independent registered public accounting firm; and

(f)	acts as a liaison between the Company’s independent registered public accounting firm and the Board.

The Audit Committee had nine formal meetings in 2023.

The Board has determined that Christopher M. Temple qualifies as an “audit committee financial expert” under Item 407 of Regulation S-K of the Exchange Act.

The current charter of the Audit Committee is available on the Company’s website at www.otic.com.

Each member of the Audit Committee simultaneously serves on the audit committees of three or more public companies, and the Board has determined that each member’s simultaneous service on the audit committees of other public companies does not impair such member’s ability to effectively serve on the Audit Committee.

Nominating Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating Committee:

(a)

recommends to the Board persons to be nominated by the Board for election at the Company’s meetings of the Company’s shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings;

(b)	makes recommendations with regard to the tenure of the directors;

(c)	is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

(d)	recommends to the Board the compensation to be paid to the Independent Directors.

2024 Proxy Statement	23

The Nominating Committee will consider for nomination to the Board candidates submitted by the Company’s shareholders or from other sources it deems appropriate.

The Nominating Committee had two formal meetings in 2023. The current charter of the Nominating Committee is available on the Company’s website at www.otic.com.

Director Nominations

Nomination for election as a director may be made by, or at the direction of, the Nominating Committee or by shareholders in compliance with the procedures set forth in the Company’s bylaws.

Shareholder proposals or director nominations to be presented at the annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in the Company’s bylaws. These requirements are separate from the requirements discussed below to have the shareholder nomination or other proposal included in the Company’s proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

The Company’s bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, and not later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company believes that this deadline is reasonable, as it affords sufficient time to print and send the proxy materials associated with annual meetings of shareholders.

In evaluating director nominees, the Nominating Committee considers, among others, the following factors:

•	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

•	whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•	whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board Committee member;

•	whether the individual has the capacity and desire to represent the balanced, best interests of the shareholder as a whole and not a special interest group or constituency; and

•

whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee also may consider other factors as they may deem are in the best interests of the Company and its shareholders. The Board also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be

24	2024 Proxy Statement

performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third-party search firm, if necessary.

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of the Company and the interests of its shareholders.

Compensation Discussion and Analysis

The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement, as applicable. The Company’s day-to-day investment and administrative operations are managed by the Adviser. Most of the services necessary for the origination and management of the Company’s investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates.

None of the Company’s executive officers will receive direct compensation from us. The Company will reimburse the Adviser the allocable portion of the compensation paid by the Adviser (or its affiliates) to the Company’s Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on the percentage of time such individuals devote, on an estimated basis, to the Company’s business and affairs, and as otherwise set forth in the Administration Agreement). Members of the Adviser’s investment committee (the “Investment Committee”), through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

Director Compensation

No compensation is expected to be paid to the Company’s directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. The Company’s directors who do not also serve in an executive officer capacity for the Company or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson. As of December 31, 2023, these directors are Edward D’Alelio, Christopher M. Temple, Eric Kaye, Melissa Weiler and Victor Woolridge.

		Annual Committee Chair Cash Retainer

Assets Under Management	Annual Cash Retainer	Chair of the Board	Chair of Audit	Chair of Committee

$0 < $2.5 Billion	$150,000	$15,000	$10,000	$5,000

$2.5 Billion < $5 Billion	$175,000	$15,000	$10,000	$5,000

$5 Billion < $10 Billion	$200,000	$15,000	$10,000	$5,000

≥ $10 Billion	$250,000	$15,000	$10,000	$5,000

The Company also reimburses each of the directors for all reasonable and authorized business expenses in accordance with the Company’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

2024 Proxy Statement	25

The table below sets forth the compensation received by each Independent Director from the Company and the Fund Complex for service during the fiscal year ended December 31, 2023:

Name	Fees Earned and Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex(1)(2)

Edward D’Alelio	$175,462	$175,462	$1,465,462

Christopher M. Temple	$170,462	$170,462	$1,430,462

Eric Kaye	$165,462	$165,462	$1,395,462

Melissa Weiler	$160,462	$160,462	$1,360,462

Victor Woolridge	$160,462	$160,462	$1,360,462

(1)	“Fund Complex” includes the Blue Owl BDCs.
(2)	Total compensation received from the Fund Complex by each director is comprised of the following:

Name	OBDC	OBDC II	OBDE	OCIC	OTF	OTF II	OTIC

Edward D’Alelio	$265,000	$165,000	$190,000	$265,000	$215,000	$190,000	$175,462

Christopher M. Temple	$260,000	$160,000	$185,000	$260,000	$210,000	$185,000	$170,462

Eric Kaye	$255,000	$155,000	$180,000	$255,000	$205,000	$180,000	$165,462

Melissa Weiler	$250,000	$150,000	$175,000	$250,000	$200,000	$175,000	$160,462

Victor Woolridge	$250,000	$150,000	$175,000	$250,000	$200,000	$175,000	$160,462

Compensation of the Investment Adviser

The Company pays the Adviser an investment advisory fee for its services under the Investment Advisory Agreement consisting of two components: a management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”). The cost of both the Management Fee and the Incentive Fee ultimately will be borne by the Company’s shareholders.

The base management fee is payable monthly in arrears. The base management fee is calculated at an annual rate of 1.25% based on the average value of the Company’s net assets at the end of the two most recently completed calendar months. All or part of the base management fee not taken as to any month will be deferred without interest and may be taken in any such month prior to the occurrence of a liquidity event. Base management fees for any partial month are prorated based on the number of days in the month.

The incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

The incentive fee on income will be calculated and payable quarterly in arrears and will be based upon our pre-incentive fee net investment income for the immediately preceding calendar quarter. In the case of a liquidation of the Company or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.

The incentive fee on income for each calendar quarter will be calculated as follows:

•

No incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.25% of the Company’s net asset value for that immediately preceding calendar quarter. The Company refers to this as the quarterly preferred return.

•

All of the Company’s pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 1.43%, which the Company refers to as the upper level breakpoint, of the Company’s net asset value for that immediately preceding calendar quarter, will be payable to the Adviser. The Company refers to this portion of the incentive fee on income as the “catch-up.” It is intended to provide an incentive fee of 12.50% on all of the Company’s pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 1.43% of our net asset value for that calendar quarter, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.25% and upper level breakpoint of 1.43% are also adjusted for the actual number of days each calendar quarter.

26	2024 Proxy Statement

•

For any quarter in which the Company’s pre-incentive fee net investment income exceeds the upper level break point of 1.43% of the Company’s net asset value for that immediately preceding calendar quarter, the incentive fee on income will equal 12.50% of the amount of the Company’s pre-incentive fee net investment income, because the quarterly preferred return and catch up will have been achieved.

•

Pre-incentive fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any expense support payments or any reimbursement by the Company of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case of a liquidation, or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 12.50% of the Company’s realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). In no event will the incentive fee on capital gains payable pursuant hereto be in excess of the amount permitted by the Investment Advisers Act of 1940, including Section 205 thereof.

Under the terms of the Investment Advisory Agreement, upon satisfaction of the minimum offering requirement, the Adviser is entitled to receive up to 1.50% of gross proceeds raised in the Company’s continuous public offering until all organization and offering costs funded by the Adviser or its affiliates have been recovered. Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.

The following is a graphical representation of the calculation of the quarterly incentive fee on income:

Quarterly Subordinated Incentive Fee on

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

For purposes of computing the incentive fee on capital gains, the calculation methodology will look through derivatives or swaps as if we owned the reference assets directly. Therefore, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative or swap, will be included on a cumulative basis in the calculation of the incentive fee on capital gains.

Because of the structure of the incentive fee on income and the incentive fee on capital gains, it is possible that the Company may pay such fees in a year where the Company incurs a net loss. For example, if the Company receives pre-incentive fee net investment income in excess of the 1.25% of the Company’s net asset value for that immediately preceding calendar quarter, the Company will pay the applicable incentive fee even if the Company incurred a net loss in the quarter due to a realized or unrealized capital loss. The Adviser will not be under any obligation to reimburse the Company for any part of the incentive fee they receive that is based on prior period accrued income that the Company never received as a result of any borrower’s default or a subsequent realized loss of our portfolio.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees are calculated using detailed policies and procedures approved by the Adviser and the Board, including a majority of the independent directors, and such policies and procedures are consistent with the description of the calculation of the fees set forth above.

2024 Proxy Statement	27

The Adviser may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as the Adviser may determine in its sole discretion.

Certain Relationships and Related Transactions

The Company has entered into both the Investment Advisory Agreement and the Administration Agreement with the

Adviser.

Pursuant to the Investment Advisory Agreement, the Company will pay the Adviser a base management fee and an incentive fee. See “Corporate Governance — Compensation of the Investment Adviser” for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, the Company will reimburse the Adviser for expenses necessary to perform services related to the Company’s administration and operations. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.

The Company’s executive officers, certain of the Company’s directors and certain other finance professionals of Blue Owl also serve as executives of the Blue Owl Credit Advisers and officers and directors of the Company and certain professionals of Blue Owl and the Adviser are officers of Blue Owl Securities LLC. In addition, the Company’s executive officers and directors and the members of the Adviser and members of its Technology Lending Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as the Company does (including the Blue Owl Credit Advisers) including serving on their respective investment committees and/or on the investment committees of investments funds, accounts or other investment vehicles managed by the Company’s affiliates which may have investment objectives similar to the Company’s investment objectives.

At times, the Company may compete with the Blue Owl BDCs and the private funds and separately managed accounts managed by the Blue Owl Credit Advisers (the “Blue Owl Credit Clients”) for capital and investment opportunities. As a result, the Company may not be given the opportunity to participate or participate fully in certain investments made by the Blue Owl Credit Clients. This can create a potential conflict when allocating investment opportunities among the Company and such other Blue Owl Credit Clients. An investment opportunity that is suitable for multiple clients of the Blue Owl Credit Advisers may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for the Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act.

Allocation of Investment Opportunities

The Blue Owl Credit Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Blue Owl Credit Advisers intend to allocate common expenses among the Company and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the Investment Advisory Agreement.

The Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When the Company engages in co-investments as permitted by the exemptive relief described below, the Company will do so in a manner consistent with the Blue Owl Credit Advisers’ allocation policy. See “Co-Investment Opportunities” beginning on page 29 for more information regarding the conditions of the exemptive relief.

In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee

28	2024 Proxy Statement

comprised of certain executive officers of the Blue Owl Credit Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether the Company or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Blue Owl Credit Advisers’ allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

As a result of the exemptive relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolio of the Blue Owl Credit Clients that could avail themselves of the exemptive relief and that have an investment objective similar to the Company’s.

The Blue Owl Credit Advisers’ investment allocation policy is designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Company and its or its affiliates’ similar fiduciary obligations to other clients, including the Blue Owl Credit Clients, however, there can be no assurance that the Blue Owl Credit Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in the Company’s favor.

The allocation of investment opportunities among the Company and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Blue Owl Credit Advisers’ investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for the Company or another investment fund or account including the Blue Owl Credit Clients. In making this assessment, the Blue Owl Credit Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk- return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or regulated investment companies; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Blue Owl Credit Advisers may afford prior decisions precedential value.

Pursuant to the Blue Owl Credit Advisers’ investment allocation policy, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Blue Owl Credit Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.

Certain allocations may be more advantageous to the Company relative to one or all of the other investment funds, or vice versa. While the Blue Owl Credit Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that the Company’s actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.

Co-Investment Opportunities

As a BDC, the Company is subject to certain regulatory restrictions in negotiating certain investments with entities with which the Company may be restricted from doing so under the 1940 Act, such as the Adviser and its affiliates, unless it obtains an exemptive order from the SEC.

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The Company, the Adviser and certain of the Company’s affiliates have been granted an order for exemptive relief (as amended the “Order”) by the SEC to co-invest with other funds managed by the Adviser or certain affiliates in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, the Company generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching of the Company or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Company’s shareholders and is consistent with the Company’s investment objective and strategies, (3) the investment by the Company’s affiliates would not disadvantage the Company, and the Company’s participation would not be on a basis different from or less advantageous than that on which the Company’s affiliates are investing, and (4) the proposed investment by the Company would not benefit the Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Company has received an amendment to its Order to permit it to participate in follow-on investments in its existing portfolio companies with certain affiliates that are private funds if such private funds did not have an investment in such existing portfolio company. The Blue Owl Credit Advisers’ investment allocation policy seeks to ensure equitable allocation of investment opportunities between the Company, and the other funds managed by the Adviser and its affiliates. See “Certain Relationships and Related Party Transactions.”

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4, and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements applicable to such persons were timely filed.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics which applies to the Company’s executive officers, including its principal executive officer and principal financial officer, as well as every officer, director and employee of the Company. The Company’s Code of Business Conduct and Ethics can be accessed on the Company’s website at www.otic.com.

There have been no material changes to the Company’s corporate code of ethics or material waivers of the code that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly disclose the nature of the amendment or waiver on its website at www.otic.com or file a Form 8-K with the Securities and Exchange Commission.

Hedging, Speculative Trading, and Pledging of Securities

The Board has adopted, as part of the Company’s insider trading policy, prohibitions against directors and officers of the Company and any director, officer or employee of the Company’s investment advisor or administrator buying or selling puts or calls or other derivative securities based on the Company’s securities (other than derivative securities issued by the Company, such as convertible notes). In addition, such persons are prohibited from (i) short-selling the Company’s securities or entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities, and (ii) pledging the Company’s securities in a margin account or as collateral for a loan.

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Corporate Sustainability

Our and the Adviser’s corporate sustainability efforts seek to deliver positive outcomes for our investors and the communities in which we operate. Our Board receives annual updates on the Adviser’s strategy and initiatives, including ESG-related matters. Blue Owl also published its inaugural sustainability report on July 1, 2023 which can be viewed on its website. The report details the framework Blue Owl and our Adviser use to execute on sustainability initiatives and reflects Blue Owl’s firm-wide emphasis on transparency.

Investing Responsibly

We and the Adviser recognize the importance of ESG issues and opportunities and are committed to the consideration of these factors in relation to our business operations and investment activities to manage risk and identify opportunities. Blue Owl adopted an ESG policy, which applies to all asset classes, industries and countries in which Blue Owl does business and the products it manages.

The Adviser believes that incorporating relevant ESG factors into its corporate and investment practices has the potential to meaningfully contribute to our long-term financial success. The Adviser strives to continuously strengthen its ability to mitigate, manage, and monitor relevant ESG risks and opportunities within our investment portfolios. When the Adviser considers potential investments on our behalf, it seeks to address the relevant ESG considerations, risks and potential rewards related to prospective investments. Further, the Adviser has processes designed to ensure compliance with applicable regulatory disclosure requirements, including ESG-related disclosure obligations.

Diversity, Equity and Inclusion

We and the Adviser are committed to fostering and preserving a culture of diversity, equity and inclusion. The Adviser seeks to create an inclusive, merit-based environment that is supportive of people from all backgrounds. Blue Owl has formalized its approach by adopting a formal DEI Policy.

Blue Owl’s DEI strategy centers on the following key concepts and core values:

Embracing differences. Blue Owl embraces and encourages differences that make individuals unique. Blue Owl believes that a team comprised of individuals with diverse backgrounds, experiences, perspectives and insights is critical to long- term success.

Strategic priorities. Continuing to develop as a diverse, equitable and inclusive firm is a strategic priority for Blue Owl that it believes can further enhance its work environment and overall business. Blue Owl’s commitment to diversity, equity and inclusion is relevant to interactions with its employees, investors, products’ portfolio companies and third-party service providers.

Leadership. While Blue Owl’s ongoing efforts are championed by the Blue Owl founders and executed upon by senior leaders across all business areas of the firm, Blue Owl aims to position support for DEI at the core of its entire employee population. Continuing to develop a diverse, equitable, and inclusive firm is a strategic priority.

To further foster an inclusive culture, Blue Owl seeks to continue to establish relevant and appropriate employee resource groups. Blue Owl has established The Parliament, a network for women with a mission to support, enhance, and advance the experience of women at Blue Owl and to enhance gender equity across the firm, and BOP’N, an LGBTQ+ network committed to growing a welcoming culture and inclusive environment for LGBTQ+ members, allies, and advocates. Blue Owl also works with select partners such as Black Women in Asset Management, 100 Women in Finance and the Association of Asian American Investment Managers to provide its employees with access to resources, networks, and opportunities for professional development, as well as utilizing the organizations’ job boards to recruit diverse candidates. Additionally, through Blue Owl’s partnership with The Opportunity Network, Blue Owl has established a summer internship program for college students from backgrounds that are often underrepresented in the finance industry. For the last three summers, Blue Owl has hosted a cohort of interns from the Opportunity Network and also offered participation to its partner manager firms who work with its GP Strategic Capital platform. This program includes training for both supervisors and interns, professional development sessions, networking opportunities and mentorship. In addition, Blue Owl has conducted DEI-related training on implicit bias for all of its employees on an annual basis. Finally, Blue Owl introduced a fertility family planning benefit as an option for its employees.

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Citizenship

Blue Owl seeks to engage with its stakeholders to support the causes most important to its communities. Blue Owl takes its role as a corporate citizen seriously and aims to contribute to meaningful causes and partner with various organizations to support the communities in which it operates and resides. Blue Owl believes there is an opportunity to “make community our culture” by building a robust citizenship program that is integrated, community-centered, and employee-enriched, including:

Blue Owl Leads Together, its employee volunteerism and service program, allows employees to engage with each other and with the communities in which we live and work.

Blue Owl Gives, which advances Blue Owl’s philanthropic mission — of unlocking opportunity by providing access to college, to career, and to capital — through strategic nonprofit partnerships, sponsorships, and employee-giving campaigns.

Blue Owl Celebrates honors various heritage and affinity months throughout the year by spotlighting important nonprofit causes, profiling opportunities for learning and action, and lifting up voices of leaders and guest speakers.

Election of Officers

Executive officers hold their office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.

License Agreement

The Company has entered into a license agreement (the “License Agreement”), pursuant to which an affiliate of Blue Owl has granted the Company a non-exclusive license to use the name “Blue Owl.” Under the License Agreement, the Company has a right to use the Blue Owl name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Blue Owl” name or logo.

Material Non-Public Information

The Company’s senior management, members of the Adviser’s Technology Lending Investment Committee and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which the Company invests or in which the Company is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict the Company’s ability to buy or sell the securities of such company under the policies of the company or applicable law.

Required Vote

Each director nominee shall be elected by the affirmative vote of a majority of votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. For the proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.

The Board unanimously recommends that you vote “FOR” each of the director nominees.

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Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

KPMG LLP, New York, New York, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. KPMG LLP acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2021, December 31, 2022, and December 31, 2023. The Company knows of no direct financial or material indirect financial interest of KPMG LLP in the Company. A representative of KPMG LLP will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Although action by the shareholders on this matter is not required, the Audit Committee and the Board believes it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2024 is not ratified by the shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint KPMG LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Fees

Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by KPMG LLP for professional services performed for the fiscal years ended December 31, 2022 and December 31, 2023:

	For the Fiscal Year ended December 31, 2023	For the Fiscal Year ended December 31, 2022

Audit Fees(1)	$355,500	$297,750

Audit-Related Fees(2)	—	—

Tax Fees(3)	$83,250	$61,250

All Other Fees(4)	—	—

Total Fees	$438,750	$359,000

(1)

“Audit Fees” are fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of interim financial statements or services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

(2)

“Audit-Related Fees” are fees billed for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported under “Audit Fees.”

(3)

“Tax Fees” are fees billed for services rendered by KPMG for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state and international tax compliance, customs and duties and international tax planning.

(4)	“All Other Fees” are fees billed for services other then those stated above.

Pre-Approval Policies and Procedures

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the

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amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by KPMG LLP to management. The Audit Committee has considered and concluded that the provision of non-audit services rendered by KPMG LLP to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser that were not required to be pre-approved by the Audit Committee is compatible with maintaining KPMG LLP’s independence.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and KPMG LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements as of and for the year ended December 31, 2023, as filed with the SEC as part of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by KPMG LLP to management.

The Audit Committee received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to KPMG LLP. It also has reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting KPMG LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2023 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC. The Audit Committee also recommended the appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

Audit Committee Members:

Christopher M. Temple, Chairman

Edward D’Alelio

Eric Kaye

Melissa Weiler

Victor Woolridge

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Required Vote

The affirmative vote of the majority of votes cast on the proposal will determine the outcome of the proposal. For the proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.

The board unanimously recommends that you vote “FOR” ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the company for the fiscal year ending December 31, 2024.

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Proposal 3: Approval of the Proposed Third Articles of Amendment and Restatement

In connection with the Company’s public offering of its shares of common stock (the “Common Shares”), the Company filed with the SEC a registration statement on Form N-2 (the “Form N-2 Registration Statement”) to register the public offering of the Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), and also filed the Form N-2 Registration Statement with each state. During its state registration process, the Company received comments from certain state securities regulatory authorities on the Company’s Second Articles of Amendment and Restatement (the “Current Charter”) based on the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines (“Omnibus Guidelines”).

Shareholders of the Company are being asked to approve the proposed Third Articles of Amendment and Restatement of the Company (the “Proposed Charter”) for the purpose of conforming the Company’s Current Charter to the NASAA Omnibus Guidelines. A copy of the Current Charter was filed with the SEC on May 2, 2022 as Exhibit 3.1 to the Company’s Current Report on Form 8-K, and an amendment thereto was filed on June 22, 2023 as Exhibit 3.1 the Company’s Current Report on Form 8-K. Each of these documents are available at www.sec.gov. A copy of the form of the Proposed Charter, which is marked to show the changes against the Current Charter, is attached as Appendix A to this proxy statement.

Reason for the Proposed Charter

The Company filed with the SEC a Form N-2 Registration Statement to register the public offering of the Common Shares under the Securities Act. Because the Common Shares are not traded on a national securities exchange, the Company is required to register the Common Shares in each individual state in which the Company offers and sells such Common Shares. Most states, under their respective “blue sky” securities laws, generally require that issuers conducting public offerings conform to the NASAA Omnibus Guidelines. NASAA developed the Omnibus Guidelines in part to provide some level of uniformity to the registration requirements among the individual states and generally relate to, among other things, corporate governance and shareholder protection matters.

At the request of certain states, and in order to obtain and/or maintain authorization to offer and sell its Common Shares in those states, the Company has undertaken to submit the changes to its Current Charter described below for approval by the Company’s shareholders. To comply with such undertakings, the Board has determined that the proposed revisions in the Current Charter are desirable and should be approved by the Company’s shareholders. If this proposal is approved by the shareholders, the Proposed Charter will become effective immediately.

Description of the Proposed Charter

The revisions contained in the Proposed Charter include, among other immaterial, clarifying, or conforming changes:

•	Amending Section 5.02 to clarify that the removal of directors under Section 5.07 may be approved by shareholders holding the majority of votes entitled to be cast.

Section 5.02 provides that generally, other than in certain enumerated circumstances, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of shareholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of shareholders entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 5.07 of the Charter provides that a director may be removed from office only by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors.

The purpose of this amendment is to clarify that Section 5.02 is not intended to change the vote required by Section 5.07 and that a director may be removed from office only by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors.

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•	Amending Section 8.03(b) to add references to the NASAA Omnibus Guidelines.

The purpose of this amendment is to clarify that when the Adviser is providing other goods or services to the Company in connection with the operation of assets the costs and expenses associated with those goods and services will be in accordance with the NASAA Omnibus Guidelines.

The foregoing summary descriptions of the proposed revisions included in the Proposed Charter are qualified in their entirety by Appendix A to this proxy statement.

Board Consideration

The Board has approved the Proposed Charter. In reaching a decision to approve the Proposed Charter, the Board considered, among other things, the fact that the changes contemplated in the Proposed Charter are necessary for the Company to obtain and/or maintain its registration in certain states and are necessary for the Company to continue its public offering without disruption. The Board also considered that the proposed changes would have little impact on the investment advisory and administrative services being provided to the Company or on the operational aspects of the Company. Based on its review and discussion of the Proposed Charter, the Board determined that adoption of the Proposed Charter was in the best interests of the Company’s shareholders. The Board then directed that the Proposed Charter be submitted to the shareholders for approval at the Meeting with the Board’s recommendation that the shareholders vote to approve the Proposed Charter.

Required Vote

The affirmative vote of the holders entitled to cast a majority of the votes of issued and outstanding Common Shares as of the Record Date is required to approve the Proposed Charter. For purposes of the vote on the Proposed Charter, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum, and will have the same effect as votes against this proposal.

The Board unanimously recommends that you vote “FOR” the approval of the proposed charter.

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Other Matters to Come Before the Annual Meeting

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Submission of Shareholder Proposals

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

The Company expects that the 2025 annual meeting of shareholders will be held in June 2025, but the exact date, time and location of such meeting have yet to be determined. Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2025 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before November 30, 2024. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Neena A. Reddy, Secretary, Blue Owl Technology Income Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.

Shareholder proposals or director nominations to be presented at the 2025 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than October 31, 2024, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than November 30, 2024, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Householding

Mailings for multiple shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact Neena A. Reddy by telephone at (212) 419-3000 or by mail to Blue Owl Technology Income Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.

Available Information

Copies of the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available at the Company’s website (www.otic.com) or without charge, upon request. Please contact Investor Relations by telephone at (212) 651-4705 or mail your request to Blue Owl Technology Income Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE, BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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APPENDIX A

BLUE OWL TECHNOLOGY INCOME CORP.

~~SECOND~~THIRD ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Blue Owl Technology Income Corp., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

Article I. NAME

The name of the corporation (the “Corporation”) is: Blue Owl Technology Income Corp.

Article II. PURPOSES AND POWERS

The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force, including, without limitation or obligation, engaging in business as a business development company under the Investment Company Act of 1940, as amended or any successor statute thereto (the “1940 Act”).

Article III. PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The name of the resident agent of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, whose address is 2405 York Rd., Suite 201, Lutherville Timonium, Maryland 21093-2264. The street address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 2405 York Rd., Suite 201, Lutherville Timonium, Maryland 21093-2264. The Corporation also may have such other offices or places of business within or outside the State of Maryland as the Board of Directors may from time to time determine.

Article IV. DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

1940 Act. The term “1940 Act” shall have the meaning as provided in Article II herein.

Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by the Corporation, the Adviser or any of their Affiliates in connection with the initial purchase or acquisition of assets, whether or not acquired, by the Corporation, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, non-refundable option payments on assets not acquired, accounting fees and expenses and miscellaneous expenses.

Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Adviser) in connection with the initial purchase or acquisition of assets by the Corporation. Included in the computation of such fees or commissions shall be any commission, selection fee, supervision fee, financing fee or non-recurring management fee or any fee of a similar nature, however designated.

Additional Preferred Directors. The term “Additional Preferred Directors” shall have the meaning as provided in Section 5.09 herein.

Adviser or Advisers. The term “Adviser” or “Advisers” shall mean the Person or Persons, if any, appointed, employed or contracted with or by the Corporation pursuant to an investment advisory agreement or similar contractual agreement to provide investment advisory services to the Corporation and who is registered as an investment adviser under the Advisers Act, including any Person to whom the Adviser subcontracts substantially all such services pursuant to a sub-advisory agreement and including any successor to an Adviser who enters into an investment advisory agreement with the Corporation or who subcontracts with a successor Adviser.

Advisers Act. The term “Advisers Act” shall mean the Investment Advisers Act of 1940, as amended from time to time, or any successor statute thereto.

Advisory Agreement. The term “Advisory Agreement” shall mean any investment advisory agreement between an Adviser and the Corporation.

Affiliate or Affiliated. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

Assessment. The term “Assessment” shall mean any additional amounts of capital which may be mandatorily required of, or paid voluntarily by, a Stockholder beyond his or her subscription commitment excluding deferred payments.

Benefit Plan Investor. The term “Benefit Plan Investor” means a benefit plan investor as defined in section 3(42) of ERISA.

Board or Board of Directors. The term “Board” or “Board of Directors” shall mean the board of directors of the Corporation, as of any particular time.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Bylaws. The term “Bylaws” shall mean the bylaws of the Corporation, as amended from time to time.

Capital Contributions. The term “Capital Contributions” shall mean the total investment, including the original investment and amounts reinvested pursuant to a Reinvestment Plan, in the Corporation by a Stockholder or by all Stockholders, as the case may be. Unless otherwise specified, Capital Contributions shall be deemed to include principal amounts to be received on account of deferred payments.

Charter. The term “Charter” shall mean the charter of the Corporation, as may be amended from time to time.

Class 1 Directors. The term “Class 1 Directors” shall have the meaning as provided in Section 5.01 herein.

Class 2 Directors. The term “Class 2 Directors” shall have the meaning as provided in Section 5.01 herein.

Class 3 Directors. The term “Class 3 Directors” shall have the meaning as provided in Section 5.01 herein.

Class D Common Shares. The term “Class D Common Shares” shall have the meaning as provided in Section 6.01 herein.

Class I Common Shares. The term “Class I Common Shares” shall have the meaning as provided in Section 6.01 herein.

Class S Common Shares. The term “Class S Common Shares” shall have the meaning as provided in Section 6.01 herein.

Class D Conversion Rate. The term “Class D Conversion Rate” shall mean the fraction, the numerator of which is the Class D NAV Per Share and the denominator of which is the Class I NAV Per Share.

Class D NAV Per Share. The term “Class D NAV Per Share” shall mean the net asset value of the Corporation allocable to the Class D Common Shares (including any reduction for Stockholder Servicing Fees as described in the Prospectus, determined as described in the Prospectus, divided by the number of outstanding Class D Common Shares).

Class I NAV Per Share. The term “Class I NAV Per Share” shall mean the net asset value of the Corporation allocable to the Class I Common Shares, determined as described in the Prospectus, divided by the number of outstanding Class I Common Shares.

Class S Conversion Rate. The term “Class S Conversion Rate” shall mean the fraction, the numerator of which is the Class S NAV Per Share and the denominator of which is the Class I NAV Per Share.

Class S NAV Per Share. The term “Class S NAV Per Share” shall mean the net asset value of the Corporation allocable to the Class S Common Shares (including any reduction for Stockholder Servicing Fees as described in the Prospectus, determined as described in the Prospectus, divided by the number of outstanding Class S Common Shares).

Code. The term “Code” shall mean the Internal Revenue Code of 1986, as amended.

Commencement of the Initial Public Offering. The term “Commencement of the Initial Public Offering” shall mean the date that the SEC declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

Common Shares. The term “Common Shares” shall have the meaning as provided in Section 6.01 herein.

Continuing Directors. The term “Continuing Directors” shall mean (i) the directors identified in Article V, Section 5.01 and (ii) the directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the directors then on the board of directors who are referred to in the foregoing clause (i) or this clause (ii).

Controlling Person. The term “Controlling Person” shall mean a Person, whatever his or her title, who performs functions for the Sponsor similar to those of (a) the chairman or other member of a board of directors, (b) executive officers or (c) those holding ten percent or more equity interest in the Sponsor, or a Person having the power to direct or cause the direction of the Sponsor, whether through the ownership of voting securities, by contract or otherwise.

Corporation. The term “Corporation” shall have the meaning as provided in Article I herein.

Dealer Manager. The term “Dealer Manager” shall have the meaning as provided in Section 10.02 herein.

Director or Directors. The term “Director” or “Directors” shall have the meaning as provided in Section 5.01 herein.

Distributions. The term “Distributions” shall mean any distributions (as such term is defined in Section 2-301 of the MGCL) by the Corporation to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

ERISA. The term “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

ERISA Controlling Person. The term “ERISA Controlling Person” means a Person (other than a benefit plan investor) who has discretionary authority or control with respect to the assets of the Corporation or who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a Person within the meaning of 29 C.F.R. § 2510.3-101(f)(3).

Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

Front End Fees. The term “Front End Fees” shall mean fees and expenses paid by any party for any services rendered to organize the Corporation and to acquire assets for the Corporation, including Organization and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Sponsor.

Gross Proceeds. The term “Gross Proceeds” shall mean the aggregate purchase price of all Shares sold for the account of the Corporation through an Offering without deduction for Selling Commissions. Solely for the purpose of computing Gross Proceeds in Section 6.02(e)(iii), the purchase price of any Class S Common Shares shall be deemed to be the full, non-discounted offering price at the time of purchase of each such Class S Common Share.

Indemnitee. The term “Indemnitee” shall have the meaning as provided in Section 11.03(a) herein.

Independent Expert. The term “Independent Expert” shall mean a Person with no material current or prior business or personal relationship with the Sponsor who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation, and who is qualified to perform such work.

Initial Public Offering. The term “Initial Public Offering” shall mean the first Offering pursuant to an effective registration statement filed under the Securities Act.

Investment in Program Assets. The term “Investment in Program Assets” shall mean the amount of Capital Contributions actually paid or allocated to the purchase or development of assets acquired by the Corporation (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent shall not be included) and other cash payments such as interest and taxes, but excluding Front End Fees.

Liquidity Event. The term “Liquidity Event” shall mean (i) a Listing, (ii) a merger or another transaction approved by the Board in which Stockholders receive cash or shares of a Publicly Traded Entity or (iii) a sale of all or substantially all of the assets of the Corporation either on a complete portfolio basis or individually followed by a liquidation.

Listing. The term “Listing” shall mean the listing of any or all Common Shares on a national securities exchange. Upon such Listing, the Common Shares shall be deemed Listed.

MGCL. The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time, or any successor statute thereto.

NASAA Omnibus Guidelines. The term “NASAA Omnibus Guidelines” shall mean the Omnibus Guidelines published by the North American Securities Administrators Association on May 7, 2007, as amended from time to time, or any successor guidelines. Reference to any provision of the NASAA Omnibus Guidelines shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

Non-Compliant Tender Offer. The term “Non-Compliant Tender Offer” shall have the meaning as provided in Section 10.06 herein.

Offering. The term “Offering” shall mean any offering and sale of Shares for the account of the Corporation, excluding any offering and sale that qualifies for an exemption from registration under either Rule 504, Rule 505 or Rule 506 under the Securities Act.

Organization and Offering Expenses. The term “Organization and Offering Expenses” shall mean any and all costs and expenses incurred by the Corporation and to be paid from the assets of the Corporation in connection with the formation of the Corporation and the qualification and registration of an Offering, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving and amending registration statements or supplementing prospectuses, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses, charges of transfer agents, registrars, trustees, escrow holders, depositories and experts and fees, expenses and taxes related to the filing, registration and qualification of the sale of Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees. For the avoidance of doubt, Organization and Offering Expenses do not include selling commissions, dealer manager fees and other similar expenses paid by investors at the time of the sale of the stock of the Corporation.

Person. The term “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government or any agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act.

Plan. The term “Plan” means any employee benefit plan subject to Part 4 of Title I of ERISA, or any plan to which section 4975 of the Code applies.

Plan Asset Regulation. The term “Plan Asset Regulation” means 29 C.F.R. § 2510.3-101, as modified by section 3(42) of ERISA.

Preferred Shares. The term “Preferred Shares” shall have the meaning as provided in Section 6.01 herein.

Prospectus. The term “Prospectus” shall have the meaning as provided in Section 2(a)(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Shares to the public.

Publicly Offered Securities. The term “Publicly Offered Securities” means publicly offered securities as defined in 29 C.F.R. § 2510.3-101(b)(2) or any successor regulation thereto.

Publicly Traded Entity. The term “Publicly Traded Entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter–dealer quotation system.

Reinvestment Plan. The term “Reinvestment Plan” shall have the meaning provided in Section 6.11 herein.

Reinvestment Proceeds. The term “Reinvestment Proceeds” shall mean, with respect to any Share issued pursuant to a Reinvestment Plan, the Class S NAV Per Share or Class D NAV Per Share, as applicable, of such Share at the time of issuance.

Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:

(a) a transaction involving securities of the Corporation that have been listed on a national securities exchange for at least twelve months; or

(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)	voting rights of the holders of Common Shares;

(ii)	the term of existence of the Corporation;

(iii)	Sponsor or Adviser compensation; or

(iv)	the Corporation’s investment objectives.

SEC. The term “SEC” shall mean the U.S. Securities and Exchange Commission and any successor agency.

Securities Act. The term “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any successor statute thereto.

Selling Commissions. The term “Selling Commissions” shall mean any and all up-front fees and commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, up-front fees or commissions payable to the Dealer Manager.

Shares. The term “Shares” shall mean shares of stock of the Corporation of any class or series, including Common Shares or Preferred Shares.

Sponsor. The term “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation, (ii) will control, manage or participate in the management of the Corporation, and any Affiliate of such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Corporation, (vi) possesses significant rights to control assets of the Corporation, (vii) receives fees for providing services to the Corporation which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Corporation on a basis which was not negotiated at arm’s-length with the Corporation. “Sponsor” does not include any Person whose only relationship with the Corporation is that of an independent manager of a portion of the Corporation’s assets and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. For purposes of this Charter, the Corporation refers to the Adviser as the Sponsor.

Stockholders. The term “Stockholders” shall mean the holders of record of the Shares as maintained in the books and records of the Corporation or its transfer agent.

Stockholder List. The term “Stockholder List” shall have the meaning as provided in Section 10.04 herein.

Stockholder Servicing Fee. The term “Stockholder Servicing Fee” shall mean the stockholder servicing fee payable to the Dealer Manager and reallowable to participating dealers with respect to Class S Common Shares and Class D Common Shares and described in the Prospectus.

Total Corporation-Level Underwriting Compensation. The term “Total Corporation-Level Underwriting Compensation” shall mean all underwriting compensation paid or incurred with respect to an Offering from all sources, determined pursuant to the rules and guidance of the Financial Industry Regulatory Authority, Inc., including Stockholder Servicing Fees and Selling Commissions.

Article V. PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS

OF THE CORPORATION AND OF

THE STOCKHOLDERS AND DIRECTORS

Section 5.01. Number, Vacancies, Classification and Election of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation (the “Directors”) is ~~seven~~six, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws, or the Charter, but shall never be less than three. A director shall have the qualifications, if any, specified in the Bylaws. The names of the directors who shall serve until their successors are duly elected and qualify are:

~~Alan Kirshenbaum – Class 1 Director (as defined below)~~

Craig W. Packer – Class 1 Director (as defined below)

Edward H. D’Alelio – Class 1 Director (as defined below)

Eric A. Kaye – Class 2 Director (as defined below)

Victor Woolridge – Class 2 Director (as defined below)

Christopher M. Temple – Class 3 Director (as defined below)

Melissa Weiler – Class 3 Director (as defined below)

The Board of Directors may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors in the manner provided in the Bylaws. Notwithstanding the foregoing, in the event that the Board of Directors appoints a new director to fill the vacancy resulting from an increase in the number of directors, such newly appointed Director will serve until the next meeting of Stockholders at which Directors are elected and until his or her successor is duly elected and qualified.

The Corporation elects at such time as it becomes eligible pursuant to Section 3-802 of the MGCL to make the election as provided for under Section 3-804(c) of the MGCL that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares or as may be required by the 1940 Act, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualified.

On the date of the Commencement of the Initial Public Offering, the Directors (other than any Director elected solely by holders of one or more classes or series of Preferred Stock in connection with dividend arrearages) shall be classified, with respect to the terms for which they severally hold office, into three classes, as determined by the Board of Directors, as nearly equal in size as is practicable. The term of office of one class of Directors (the “Class 1 Directors”) shall expire at the first annual meeting of Stockholders following the Commencement of the Initial Public Offering, the term of office of another class of Directors (the “Class 2 Directors”) shall expire at the second annual meeting of Stockholders following the Commencement of the Initial Public Offering and the term of office of the remaining class of Directors (the “Class 3 Directors”) shall expire at the third annual meeting of the Stockholders following the Commencement of the Initial Public Offering, and, in each case, when their respective successors are duly elected and qualify. The initial directors of each class shall be determined by the Board of Directors before or as soon as reasonably practicable before the Commencement of the Initial Public Offering. At each annual meeting of Stockholders, commencing with the annual meeting next following the Commencement of the Initial Public Offering, the successors to the class of Directors whose term expires at such meeting shall be elected to hold office for a term expiring at the third succeeding annual meeting of Stockholders following the meeting at which they were elected and until their respective successors are duly elected and qualify.

A majority of the Board of Directors shall be independent directors, except for a period of up to 60 days, or such longer period permitted by law, after the death, removal or resignation of an independent director pending the election of such independent director’s successor. A Director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act.

Section 5.02. Extraordinary Actions. Except as specifically provided ~~in Section 5.07 (relating to removal of directors),~~ in Section 12.02 (relating to certain amendments to the Charter) and in Section 12.02 (relating to certain actions), notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of Stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 5.03. Quorum. The presence in person or by proxy of holders of Shares of the Corporation entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of Stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements or the Charter, requires approval by a separate vote of one or more classes or series of Shares, in which case the presence in person or by proxy of Stockholders entitled to cast a majority of the votes entitled to be cast by such classes or series of Shares on such matter shall constitute a quorum. To the extent permitted by Maryland law as in effect from time to time, the foregoing quorum provision may be changed by the Bylaws.

Section 5.04. Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration, if any, as the Board of Directors may deem advisable (including compensation for the Directors or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.05. Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified Shares pursuant to Section 6.04 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Corporation which the Corporation may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting Stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon such terms and conditions specified by the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of Shares, or any proportion of the Shares thereof, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

Section 5.06. Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors not inconsistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, purchase of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption of any class or series of Shares) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any Shares; the number of Shares of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any Person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of directors, officers, employees or agents of the Corporation; any conflict between the MGCL and the provisions set forth in the NASAA Omnibus Guidelines; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination; and provided, further, that, to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA Omnibus Guidelines included in this Charter, the NASAA Omnibus Guidelines control to the extent any provisions of the MGCL are not mandatory.

Section 5.07. Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, from and after the Commencement of the Initial Public Offering, any Director, or the entire Board of Directors, may be removed from office at any time, with or without cause, and only by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

Section 5.08. Stockholder Action by Unanimous Written Consent. Any action required or permitted to be taken by the Stockholders, unless such action is taken at a duly called annual or special meeting of Stockholders, may only be taken by the unanimous written consent of all Stockholders entitled to vote thereon.

Section 5.09. Additional Preferred Directors. During any period when the holders of one or more classes or series of Preferred Shares, due to the occurrence of an event or events, have the right to elect additional Directors who, together with the Directors elected by the separate vote of the holders of one or more classes or series of Preferred Shares prior to such event or events, constitute a majority of the total number of Directors (the additional Directors elected by the separate vote of such holders following such event, the “Additional Preferred Directors”), then, upon commencement and for the duration of the period during which such right continues: (i) the otherwise total authorized number of Directors of the Corporation shall automatically be increased by such specified number of Additional Preferred Directors, and the holders of such Preferred Shares shall be entitled to elect the Additional Preferred Directors so provided for or fixed pursuant to said provisions, and (ii) each such Additional Preferred Director shall serve until the next meeting of Stockholders at which Directors are elected and until his or her successor is duly elected and qualified, or until his or her right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board of Directors in fixing the terms of such class or series of Preferred Shares, whenever the holders of any class or series of Preferred Shares having such right to elect Additional Preferred Directors are divested of such right pursuant to the terms of such class or series of Preferred Shares, the terms of office of all such Additional Preferred Directors, or such other Directors elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such Additional Preferred Directors, shall forthwith terminate, all such Additional Preferred Directors shall automatically cease to be qualified to serve as Directors, and the total authorized number of Directors of the Corporation shall be automatically reduced accordingly.

Article VI. STOCK

Section 6.01. Authorized Shares. The Corporation has authority to issue 3,000,000,000 Shares, initially consisting of 3,000,000,000 shares of common stock, $0.01 par value per share (“Common Shares”), 1,000,000,000 shares of which are classified as Class S common stock (the “Class S Common Shares”),

1,000,000,000 shares of which are classified as Class D common stock (the “Class D Common Shares”), 1,000,000,000 shares of which are classified as Class I common stock (the “Class I Common Shares”), and no shares of which are preferred stock, $0.01 par value per share (“Preferred Shares”). The aggregate par value of all authorized Shares having par value is $30,000,000. All Shares shall be fully paid and non-assessable when issued and the Corporation shall not make any mandatory Assessments against any Stockholder beyond such Stockholder’s subscription commitment. If Shares of one class or series are classified or reclassified into Shares of another class or series pursuant to this Article VI, the number of authorized Shares of the former class or series shall be automatically decreased and the number of Shares of the latter class or series shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes and series that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Corporation has authority to issue. For the avoidance of doubt, any such amendment shall not be deemed to alter or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualification, or terms or conditions of redemption of any issued and outstanding Shares.

Section 6.02. Common Shares.

(a)	Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(b)

Description. Except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 10.01 hereof. The Board may classify or reclassify any unissued Common Shares from time to time into one or more classes or series of Shares.

(c)

Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any Distribution of the assets of the Corporation, the aggregate assets of the Corporation available for Distribution to holders of the Common Shares shall be determined in accordance with applicable law. Immediately before any voluntary or involuntary liquidation, dissolution or winding up, or any Distribution of the assets of the Corporation pursuant to a plan of liquidation, dissolution or winding up, Class S Common Shares will automatically be converted to Class I Common Shares at the Class S Conversion Rate, and Class D Common Shares will automatically be converted to Class I Common Shares at the Class D Conversion Rate. Following such conversion, the aggregate assets of the Corporation available for Distribution to holders of the Common Shares, or the proceeds therefrom, shall be distributed to each holder of Class I Common Shares, ratably with each other holder of Class I Common Shares, which will include all converted Class S Common Shares and Class D Common Shares, in such proportion as the number of outstanding Class I Common Shares held by such holder bears to the total number of outstanding Class I Common Shares then outstanding.

(d)

Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

(e)

Conversion of Class S Common Shares and Class D Common Shares. Each Class S Common Share and Class D Common Share held in a Stockholder’s account shall automatically and without any action on the part of the holder thereof convert into a number of Class I Common Shares equal to the Class S Conversion Rate or Class D Conversion Rate, respectively, on the earliest of (i) a Listing of Class I Common Shares, (ii) a merger or consolidation of the Corporation with or into another entity, or the sale or other disposition of all or substantially all of the Corporation’s assets, (iii) the end of the month in which the Dealer Manager in conjunction with the Corporation’s transfer agent determines that total Selling Commissions and Stockholder Servicing Fees paid with respect to the Shares held by such

Stockholder within such account would exceed, in the aggregate, ten percent (10%) of the sum of the Gross Proceeds from the sale of Shares and the aggregate Reinvestment Proceeds of any Shares issued under a Reinvestment Plan with respect to such Shares, and (iv) after termination of the Offering in which such Class S Common Shares and Class D Common Shares were sold, the end of the month in which the Corporation, with the assistance of the Dealer Manager, determines that Total Corporation-Level Underwriting Compensation paid with respect to the primary portion of such Offering is equal to ten percent (10%) of the Gross Proceeds of the primary portion of such Offering.

Section 6.03. Preferred Shares. The Board, including a majority of the independent directors on the Board, may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one or more classes or series of Shares.

Section 6.04. Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers (including exclusive voting rights, if any), restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 6.04 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other charter document.

Section 6.05. Deferred Payments. The Corporation shall not have authority to make arrangements for deferred payments on account of the purchase price of Shares unless all of the following conditions are met: (a) such arrangements are warranted by the Corporation’s investment objectives; (b) the period of deferred payments coincides with the anticipated cash needs of the Corporation; (c) the deferred payments shall be evidenced by a promissory note of the Stockholder, which note shall be with recourse, shall not be negotiable, shall be assignable only subject to defenses of the maker and shall not contain a provision authorizing a confession of judgment; and (d) selling commissions and Front End Fees paid upon deferred payments are payable when payment is made on the note. The Corporation shall not sell or assign the deferred obligation notes at a discount. In the event of default in the payment of deferred payments by a Stockholder, the Stockholder may be subjected to a reasonable penalty.

Section 6.06. Distributions.

(a)

The Board of Directors shall cause the Corporation to provide for adequate reserves for normal replacements and contingencies (but the Corporation shall not be required to maintain reserves for payment of fees payable to the Adviser) by causing the Corporation to retain a reasonable percentage of proceeds from offerings and revenues.

(b)

From time to time and not less than quarterly, the Corporation shall cause the Adviser to review the Corporation’s accounts to determine whether cash distributions are appropriate. The Corporation may, subject to authorization by the Board of Directors, distribute pro rata to the Stockholders funds received by the Corporation which the Board of Directors deems unnecessary to retain in the Corporation. The Board of Directors may from time to time authorize the Corporation to declare and pay to Stockholders such dividends or other Distributions, in cash or other assets of the Corporation or in securities of the Corporation, including in Shares of one class or series payable to holders of Shares of another class or series, or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors may endeavor to authorize the Corporation to declare and pay such dividends and other Distributions (i) as may be necessary or advisable for the Corporation to qualify as a “Regulated Investment Company” under the Code or as may be necessary or advisable under the 1940 Act and (ii) to the extent that the Board of Directors deems it unnecessary for the Corporation to retain funds received by it; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 6.06 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities or securities of the Corporation issued under a Reinvestment Plan, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the Charter or in kind distributions in which (A) the Board advises each Stockholder of the risks associated with direct ownership of the property, (B) the Board offers each Stockholder the election of receiving such in-kind distributions and (C) in-kind distributions are made only to those Stockholders that accept such offer.

Section 6.07. Charter and Bylaws. The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws. The Board of Directors shall have the exclusive power, at any time, to make, alter, amend or repeal the Bylaws.

Section 6.08. No Issuance of Share Certificates. Unless otherwise provided by the Board of Directors, the Corporation shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Corporation. To transfer his or her Shares, a Stockholder shall submit an executed form to the Corporation, which form shall be provided by the Corporation upon request. Such transfer will also be recorded on the books of the Corporation. Upon issuance or transfer of Shares, the Corporation will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.

Section 6.09. Suitability of Stockholders. Upon the Commencement of the Initial Public Offering and until the earlier of a Liquidity Event or the date the Corporation is no longer subject to the NASAA Omnibus Guidelines, the following provisions shall apply:

(a)

Investor Suitability Standards. Subject to suitability standards established by individual states and any amendment to the income and net worth standards set forth in the NASAA Omnibus Guidelines, including any amendment or restatement thereto, to become a Stockholder, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing individual retirement account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time, that:

(i)

such individual (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the Shares if the donor or grantor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or

(ii)

such individual (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the Shares if the donor or grantor is the fiduciary) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000.

(b)	Determination of Suitability of Sale. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make every reasonable effort to determine that the purchase of Common

Shares by a Stockholder is a suitable and appropriate investment for such Stockholder. In making this determination, the Sponsor or each Person selling Common Shares on behalf of the Corporation shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Corporation; (b) can reasonably benefit from the Corporation based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the Stockholder may lose the entire investment; (iii) the lack of liquidity of the Common Shares; (iv) the restrictions on transferability of the Common Shares; and (v) the tax consequences of the investment.

The Sponsor or each Person selling Common Shares on behalf of the Corporation shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective Stockholder, as well as any other pertinent factors.

The Sponsor or each Person selling Common Shares on behalf of the Corporation shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor or each Person selling Common Shares on behalf of the Corporation shall maintain these records for at least six (6) years.

Section 6.10. Repurchase of Shares. The Board of Directors may establish, from time to time, a program or programs by which the Corporation voluntarily repurchases Shares from the Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation.

Section 6.11. Reinvestment Plan. Any distribution reinvestment plan of the Corporation (a “Reinvestment Plan”) must be operated in accordance with federal and state securities laws. No Selling Commissions may be deducted directly or indirectly from reinvested funds by the Corporation. The reinvestment funds must be invested into common stock of the Corporation. Where required by law, investors must receive a Prospectus which is current as of the date of each reinvestment. The participants in the Reinvestment Plan will be free to elect or revoke reinstatement within a reasonable time, and such right be will fully disclosed in the Prospectus. The participating dealers must assume responsibility for blue sky compliance and performance of due diligence responsibilities and must contact investors to ascertain whether the investors continue to meet the applicable state’s suitability standards.

Article VII. ADVISER

Section 7.01. Supervision of Adviser. Subject to the requirements of the 1940 Act, the Board may exercise broad discretion in allowing the Adviser to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the Board. The Board shall oversee the Adviser to assure that the administrative procedures, operations and programs of the Corporation are reasonable and appropriate and that (i) the expenses incurred are reasonable in light of the operations of the Corporation, (ii) all Front End Fees are reasonable and do not exceed eighteen percent (18%) of the Gross Proceeds of any Offering, regardless of the source of payment, and (iii) the percentage of Gross Proceeds of any Offering committed to Investment in Program Assets shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Corporation, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees. The Board of Directors also will be responsible for determining that compensation to be paid to the Adviser is reasonable in relation to the nature and quality of services performed and the investment performance of the Corporation and that the provisions of any Advisory Agreement are being carried out. The Board of

Directors may consider all factors that it deems relevant in making these determinations. So long as the Corporation is a business development company under the 1940 Act, compensation to the Adviser shall be considered presumptively reasonable if the incentive fee is limited to the amounts allowed by the 1940 Act or the Advisers Act, as appropriate.

Section 7.02. Fiduciary Obligations; Experience. The Adviser has a fiduciary responsibility and duty to the Corporation and the Stockholders for the safekeeping and use of all the funds and assets of the Corporation, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Corporation. The Adviser may not contract away the fiduciary obligation owed to the Corporation and the Stockholders under common law. The members of the investment committee of the Adviser shall have at least three years’ relevant experience demonstrating the knowledge and experience to acquire and manage the type of assets being acquired by the Corporation and shall have not less than four years relevant experience in the kind of service being rendered or otherwise must demonstrate sufficient knowledge and experience to perform the services proposed. Any sub-adviser to the Corporation shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Section 7.02, the 1940 Act and the Advisers Act, as well as other applicable federal and state law.

Section 7.03. Successor Adviser. The Board of Directors shall determine whether any successor Adviser possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is reasonable.

Section 7.04. Termination. Any Advisory Agreement shall provide that it is terminable, without cause or penalty, by (a) a majority of the outstanding voting securities of the Corporation or by the vote of the Independent Directors on 60 days’ written notice or (b) the Adviser on 120 days’ written notice. In the event of termination, the Adviser will cooperate with the Corporation and the Board in making an orderly transition of the advisory function. In addition, if the Corporation elects to continue its operations following termination of the Advisory Agreement by the Adviser, the Adviser shall pay all expenses incurred as a result of its withdrawal. Upon termination of the Advisory Agreement, the Corporation shall pay the Adviser all amounts then accrued but unpaid to the Adviser. The method of payment must be fair and protect the solvency and liquidity of the Corporation.

Section 7.05. Organization and Offering Expenses Limitation. Unless otherwise provided in any resolution adopted by the Board, the Corporation shall reimburse the Adviser and its Affiliates for Organization and Offering Expenses incurred by the Adviser or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable, as determined by the Board, and shall be included in Front End Fees for purposes of the limit on such Front End Fees set forth in Section 7.01.

Section 7.06. Limitations on Reimbursement of Expenses. In addition to the compensation paid to the Adviser pursuant to the Advisory Agreement, the Corporation shall reimburse the Adviser, at the end of each fiscal quarter, for all expenses of the Corporation incurred by the Adviser as well as the actual cost of goods and services used for or by the Corporation and obtained from entities not Affiliated with the Adviser. The Adviser may be reimbursed for the administrative services performed by it on behalf of the Corporation; provided, however, such reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Corporation would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Corporation on the basis of assets, revenues, time records or other methods conforming with generally accepted accounting principles. No such reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee, including under any administration or co-administration agreement. Excluded from such allowable reimbursement shall be: (i) rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and (ii) salaries, fringe benefits, travel expenses and other administrative items incurred by or allocated to any Controlling Person of the Adviser.

Article VIII. INVESTMENT LIMITATIONS

Section 8.01. Investment Objectives. The Corporation’s investment objective is to generate current income and, to a lesser extent, capital appreciation. The independent directors on the Board shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of the Corporation.

Section 8.02. Investments in Other Programs.

(a)

The Corporation may invest in general partnerships or joint ventures with non-Affiliates that own and operate specific assets, only if the Corporation, alone or together with any publicly registered Affiliate of the Corporation meeting the requirements of subsection (b) below, acquires a controlling interest in such a general partnership or joint venture, but in no event shall the Corporation be permitted to pay duplicate fees; provided, however that the foregoing is not intended to prevent the Corporation from carrying out its business of investing and reinvesting its assets in securities of other issuers. For purposes of this Section, “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the general partnership or joint venture, including the authority to: (i) review all contracts entered into by the general partnership or joint venture that will have a material effect on its business or assets; (ii) cause a sale or refinancing of the assets or its interest therein subject, in certain cases where required by the partnership or joint venture agreement, to limits as to time, minimum amounts and/or a right of first refusal by the joint venture partner or consent of the joint venture partner; (iii) approve budgets and major capital expenditures, subject to a stated minimum amount; (iv) veto any sale or refinancing of the assets, or alternatively, to receive a specified preference on sale or refinancing proceeds; and (v) exercise a right of first refusal on any desired sale or refinancing by the joint venture partner of its interest in the assets, except for transfer to an Affiliate of the joint venture partner.

(b)

The Corporation may invest in general partnerships or joint ventures with other publicly registered Affiliates of the Corporation only if all of the following conditions are met: (i) the Affiliate and the Corporation have substantially identical investment objectives; (ii) there are no duplicate fees; (iii) the compensation payable by the general partnership or joint venture to the Advisers by each of the Corporation and its Affiliate that invests in such partnership or joint venture is substantially identical; (iv) each of the Corporation and the Affiliate has a right of first refusal to buy if the other party wishes to sell assets held in the partnership or joint venture; (v) the investment of each of the Corporation and its Affiliate is on substantially the same terms and conditions; and (vi) any Prospectus in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on partnership or joint venture decisions since neither the Corporation nor its Affiliate controls the partnership or joint venture, and the potential risk that, while the Corporation or its Affiliate may have the right to buy the assets from the partnership or joint venture, it may not have the resources to do so.

(c)

The Corporation may invest in general partnerships or joint ventures with Affiliates other than publicly registered Affiliates of the Corporation only if all of the following conditions are met: (i) the investment is necessary to relieve the Adviser from any commitment to purchase the assets entered into in compliance with Section 9.01 prior to the closing of the offering period of the Corporation; (ii) there are no duplicate fees; (iii) the investment of each entity is on substantially the same terms and conditions; (iv) the Corporation has a right of first refusal to buy if the Adviser wishes to sell assets held in the partnership or joint venture; and (v) any Prospectus in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on partnership or joint venture decisions.

(d)	The Corporation may be structured to conduct operations through separate single-purpose entities managed by the Adviser (multi-tier arrangements); provided that the terms of any such arrangements do not result in the circumvention of any of the requirements or prohibitions contained herein or under applicable federal or state securities laws or the NASAA Omnibus Guidelines. Any agreements regarding such arrangements shall accompany any Prospectus, if such agreement is then available, and the terms of such agreement shall contain provisions assuring that all of the following restrictions apply: (i) there will be no duplication or increase in Organization and Offering Expenses, fees payable to the Adviser, program expenses or other fees and costs; (ii) there will be no substantive alteration in the fiduciary and contractual relationship between the Adviser, the Corporation and the Stockholders; and (iii) there will be no diminishment in the voting rights of the Stockholders.

(e)

Other than as specifically permitted in subsections (b), (c), and (d), and except as otherwise permitted under the 1940 Act, exemptive relief granted by the SEC pursuant thereto, or by a determination of the staff of the SEC under the 1940 Act, the Corporation shall not invest in general partnerships or joint ventures with Affiliates.

(f)

Except as otherwise permitted under the 1940 Act, exemptive relief granted by the SEC pursuant thereto, or by a determination of the staff of the SEC under the 1940 Act, the Corporation shall be permitted to invest in general partnership interests of limited partnerships only if: (i) the Corporation, alone or together with any publicly registered Affiliate of the Corporation meeting the requirements of subsection (b) above, acquires a “controlling interest” as defined in subsection (a) above; (ii) the Corporation is not permitted to pay duplicate fees; (iii) no additional compensation beyond that permitted under applicable law is paid to the Adviser; and (iv) the agreement of limited partnership or other applicable agreement complies with this Section 8.02.

Section 8.03. Other Goods or Services.

(a)

In addition to the services to be provided under any Advisory Agreement, the Corporation may accept goods or other services provided by the Adviser in connection with the operation of assets subject to the restrictions contained in the 1940 Act, provided that: (i) the Adviser, as a fiduciary, determines such self-dealing arrangement is in the best interest of the Corporation; (ii) the terms pursuant to which all such goods or services are provided to the Corporation by the Adviser shall be embodied in a written contract, the material terms of which must be fully disclosed to the Stockholders; (iii) the contract may be modified only with approval of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter; and (iv) the contract shall contain a clause allowing termination without penalty on 60 days’ notice. Without limitation of the foregoing, arrangements to provide such goods or other services must meet all of the following criteria: (x) the Adviser must be independently engaged in the business of providing such goods or services to Persons other than Affiliates and at least thirty-three percent (33%) of the Adviser’s associated gross revenues must come from Persons other than its Affiliates; (y) the compensation, price or fee charged for providing such goods or services must be comparable and competitive with the compensation, price or fee charged in the same geographic location by Persons other than the Adviser and its Affiliates who provide comparable goods or services which could reasonably be made available to the Corporation; and (z) except in extraordinary circumstances, the compensation and other material terms of the arrangement must be fully disclosed to the Stockholders. Extraordinary circumstances are limited to instances when immediate action is required and the goods or services are not immediately available from Persons other than the Adviser and its Affiliates.

(b)

Notwithstanding the foregoing clause (a), if the Adviser is not engaged in the business to the extent required by such clause, the Adviser may provide to the Corporation other goods and services if all of the following additional conditions are met: (i) the Adviser can demonstrate the capacity and capability to provide such goods or services on a competitive basis; (ii) the goods or services are provided at the lesser of cost or the competitive rate charged in the same geographic location by Persons other than the Adviser and its Affiliates who are in the business of providing comparable goods or services; (iii) the cost is limited to the reasonable necessary and actual expenses incurred by the Adviser on behalf of the Corporation in providing such goods or services, exclusive of expenses of the type which may not be reimbursed under applicable federal or state securities laws or the NASAA Omnibus Guidelines; and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by applicable federal and state securities laws or the NASAA Omnibus Guidelines.

Article IX. CONFLICTS OF INTEREST

Section 9.01. Sales and Leases to the Corporation. Except as otherwise permitted under the 1940 Act, exemptive relief granted by the SEC pursuant thereto, or by a determination of the staff of the SEC under the 1940 Act, the Corporation shall not purchase or lease assets in which the Adviser or any Director or any Affiliate thereof has an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the Stockholders either in a Prospectus or in a periodic report filed with the SEC or otherwise and (b) the assets are sold or leased upon terms that are reasonable to the Corporation and at a price not to exceed the lesser of cost or fair market value as determined by an Independent Expert. Notwithstanding anything to the contrary in this Section 9.01, the Adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Corporation, or the completion of construction of the assets, provided that all of the following conditions are met: (A) the assets are purchased by the Corporation at a price no greater than the cost of the assets to the Adviser; (B) all income generated by, and the expenses associated with, the assets so acquired shall be treated as belonging to the Corporation; and (C) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise permitted by the NASAA Omnibus Guidelines.

Section 9.02. Sales and Leases to the Adviser, Directors or Affiliates. Except as otherwise permitted under the 1940 Act, exemptive relief granted by the SEC pursuant thereto, or by a determination of the staff of the SEC under the 1940 Act, the Corporation shall not sell assets to the Adviser or any Director or Affiliate thereof unless such sale is duly approved by the Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. The Corporation shall not lease assets to the Adviser or any Director or Affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the Stockholders in a Prospectus or in a periodic report filed with the SEC and (b) the terms of the transaction are fair and reasonable to the Corporation.

Section 9.03. Loans. Except for the advancement of funds pursuant to Article XI, no loans, credit facilities, credit agreements or otherwise shall be made by the Corporation to the Adviser or any Affiliate thereof.

Section 9.04. Commissions on Financing, Refinancing or Reinvestment. Except as otherwise permitted under the 1940 Act or by a determination of the staff of the SEC under the 1940 Act, the Corporation shall not pay, directly or indirectly, a commission or fee to the Adviser or any Affiliate thereof (except as otherwise specified in this Article IX and by Section 7.01 of this Charter) in connection with the reinvestment of cash flow from operations and available reserves or of the proceeds of the resale, exchange or refinancing of assets.

Section 9.05. Rebates, Kickbacks and Reciprocal Arrangements. The Corporation shall cause the Adviser to agree that it shall not receive or accept any rebate or give-ups or similar arrangement that is prohibited under applicable federal or state securities laws or the NASAA Omnibus Guidelines. The Corporation shall cause the Adviser to agree that it shall not participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws or the NASAA Omnibus Guidelines governing conflicts of interest or investment restrictions, or enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws or the NASAA Omnibus Guidelines. The Corporation shall cause the Adviser to agree that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any Person engaged to sell Shares or give investment advice to a potential Stockholder; provided, however, that this Section 9.05 shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of normal sales commissions for selling or distributing Shares.

Section 9.06. Commingling. The funds of the Corporation shall not be commingled with the funds of any other Person. Nothing in this Section 9.06 shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Corporation’s funds are protected from the claims of other programs and creditors of such programs.

Section 9.07. Lending Practices. On financing made available to the Corporation by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser shall not impose a prepayment charge or penalty in connection with such financing and the Adviser shall not receive points or other financing charges. The Adviser shall be prohibited from providing permanent financing for the Corporation. For purposes of this Section 9.07, “permanent financing” shall mean any financing with a term in excess of twelve months.

Section 9.08. Other Transactions. Except as otherwise permitted under the 1940 Act, exemptive relief granted by the SEC pursuant thereto, or by a determination of the staff of the SEC under the 1940 Act, the Corporation shall not engage in any other transaction with the Adviser or an Affiliate thereof unless: (a) such transaction complies with the NASAA Omnibus Guidelines included in this Charter and all applicable law and (b) a majority of the Directors (including a majority of the independent directors of the Corporation) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from non-Affiliated third parties.

Section 9.09. Exchanges. The Corporation may not acquire assets in exchange for capital stock of the Corporation.

Section 9.10. No Exclusive Agreement. The Corporation shall not grant or entitle the Adviser to an exclusive right to sell or exclusive employment to sell assets for the Corporation.

Article X. STOCKHOLDERS

Section 10.01. Voting Rights of Stockholders. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, including the MGCL and the 1940 Act, or other provisions of this Charter, the Stockholders may, without the necessity for concurrence by the Adviser: (a) elect or remove Directors, as provided in Section 5.01 and Section 5.07 hereof; (b) approve or disapprove an amendment of the Charter, as provided in Article XII hereof; (c) approve or disapprove the dissolution of the Corporation; (d) remove the Adviser and elect a new Adviser pursuant to the procedures described in Section 7.04; and (e) approve or disapprove the sale of all or substantially all of the assets of the Corporation, when such sale is to be made other than in the ordinary course of the Corporation’s business. Without the approval of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, or such other approval as may be required under the mandatory provisions of any applicable laws or regulations, including the MGCL, or other provisions of this Charter, the Corporation shall not permit the Adviser to: (A) amend the Advisory Agreement except for amendments that do not adversely affect the rights of Stockholders; (B) appoint a new Adviser (other than a sub-adviser pursuant to the terms of an Advisory Agreement and applicable law); (C) sell all or substantially all of the Corporation’s assets other than in the ordinary course of the Corporation’s business or as otherwise permitted by law; (D) cause the merger or similar reorganization of the Corporation except as permitted by law; or (E) except as permitted under the Advisory Agreement, voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Corporation and would not materially adversely affect the Stockholders.

Section 10.02. Voting Limitations on Shares Held by the Adviser, Directors and Affiliates. With respect to Shares owned by the Adviser or any of its Affiliates, any Director or Blue Owl Securities, LLC (together with any successor dealer manager to the Corporation, the “Dealer Manager”), none of the Adviser or any of its

Affiliates, such Director(s), or the Dealer Manager may vote or consent on matters submitted to the Stockholders regarding the removal of the Adviser or such Director, or any transaction between the Corporation, on the one hand, and the Adviser or any of its Affiliates, or such Director(s), on the other. In determining the requisite percentage in interest of Shares entitled to vote on a matter, and necessary to approve a matter, on which the Adviser, such Director(s) and the Dealer Manager may not vote or consent, any Shares owned by any of them shall not be included.

Section 10.03. Right of Inspection. Any Stockholder shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

Section 10.04. Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Stockholders, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Corporation upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten (10) days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights and the exercise of Stockholder rights under federal proxy laws or for any other proper and legitimate purpose.

If the Adviser or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Adviser and/or the Board, as the case may be, shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Corporation. The Corporation may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Corporation. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to and shall not in any way limit other remedies available to Stockholders under federal law or the laws of any state, as applicable.

Section 10.05. Reports.

(a)

The Corporation shall cause to be prepared and mailed or delivered by any reasonable means, including an electronic medium, a copy of the Corporation’s Annual Report on Form 10-K to each Stockholder as of a record date after the end of the fiscal year within 120 days after the end of the fiscal year to which it relates for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) a report of the material activities of the Corporation during the period covered by the report; (iii) where forecasts have been provided to the Stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (iv) a report setting forth distributions to Stockholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from the Gross Proceeds. Such Annual Report on Form 10-K must also contain a breakdown of the costs reimbursed to the Adviser. The Corporation shall take reasonable steps to ensure that: (v) within the scope of the annual audit of the Corporation’s financial statements, the independent certified public accountants preparing such Annual Report on Form 10-K will issue a special report on the allocation of such costs to the Corporation in accordance with the Advisory Agreement; (w) the special report shall be in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports; (x) the additional costs of such special report will be itemized and may be reimbursed to the Adviser by the Corporation in accordance with this Section 10.05 only to the extent that such reimbursement, when added to the cost for administrative services rendered, does not exceed the competitive rate for such services as determined above; (y) the special report shall at minimum provide a review of the time records of individual employees, the costs of whose services were reimbursed and the specific nature of the work performed by each such employee; and (z) the prospectus, prospectus supplement or periodic report as filed with the SEC shall disclose in tabular form an itemized estimate of such proposed expenses for the next fiscal year together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser and subject to the NASAA Omnibus Guidelines.

(b)

The Corporation shall cause to be prepared and mailed or delivered to each Stockholder within sixty (60) days after the end of each fiscal quarter of the Corporation a Quarterly Report on Form 10-Q filed by the Corporation under the Exchange Act.

(c)

The Corporation shall cause to be prepared and mailed or delivered within seventy-five (75) days after the end of each calendar year of the Corporation to each Person who was at any time during such calendar year a Stockholder all information pertaining to such Stockholder’s investment in the Corporation necessary for the preparation of such Person’s federal income tax return.

(d)

If Shares have been purchased on a deferred payment basis, on which there remains an unpaid balance during any period covered by any report required by subsections (a) and (b) above, then such report shall contain a detailed statement of the status of all deferred payments, actions taken by the Corporation in response to any defaults and a discussion and analysis of the impact on capital requirements of the Corporation.

Section 10.06. Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the SEC. In addition, any such Person must provide notice to the Corporation at least ten (10) Business Days prior to initiating any such tender offer. No Stockholder may transfer any Shares held by such Stockholder to any Person who initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”) unless such Stockholder shall have first offered such Shares to the Corporation at the tender offer price offered in such Non-Compliant Tender Offer. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 10.06, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 10.06 shall be of no force or effect with respect to any Shares that are then Listed.

Article XI. LIABILITY LIMITATION AND INDEMNIFICATION

Section 11.01. Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation’s assets or the affairs of the Corporation by reason of being a Stockholder.

Section 11.02. Limitation of Director and Officer Liability.

Subject to any limitations set forth under Maryland law or the 1940 Act or in this Article XI, no Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section 11.02, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 11.02, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. The Company may not incur the cost of that portion of liability insurance which insures the Adviser for any liability as to which the Adviser is prohibited from being indemnified.

Section 11.03. Indemnification.

(a)

Subject to any limitations set forth under Maryland law or the 1940 Act or in paragraph (b) or (c) below or, with respect to the advancement of expenses, Section 11.04, the Corporation shall have the power to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Adviser or any of its Affiliates acting as an agent of the Corporation (each such person an “Indemnitee”), in each case to the maximum extent permitted by Maryland law. The Corporation may, with the approval of the Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The Board of Directors may take such action as is necessary to carry out this Section 11.03(a). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(b)

Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide for indemnification of an Indemnitee pursuant to paragraph (a) for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:

(i)	The Corporation has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation;

(ii)	The Corporation has determined, in good faith, that the Indemnitee was acting on behalf of or performing services for the Corporation;

(iii)

The Corporation has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is the Adviser, an affiliate of the Adviser, any officer of the Corporation, the Adviser or an affiliate of the Adviser, or any director that is an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act, or (B) gross negligence or willful misconduct in the case that the Indemnitee is a director that is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act; and

(iv)	Such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s net assets and not from the Stockholders.

(c)

Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide indemnification to an Indemnitee for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.

Section 11.04. Advancement of Expenses. The Corporation may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the Indemnitee provides the Corporation with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 11.03 hereof, (c) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (d) the Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.

Section 11.05. Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

Section 11.06. 1940 Act Limitation on Indemnification. As required under the 1940 Act, no provision of this Article XI shall be effective to protect or purport to protect any Director, any officer of the Corporation, the Adviser or any Affiliate of the Adviser against liability to the Corporation or the Stockholders to which he, she or it would otherwise be subject by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office.

Section 11.07. Amendment or Repeal. Neither the amendment nor repeal of this Article XI, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article XI, shall apply to or affect in any respect the applicability of the preceding sections of this Article XI with respect to any act or failure to act which occurred prior to such amendment, repeal, or adoption.

Section 11.08. Non-Exclusivity. The indemnification and advancement of expenses provided or authorized by this Article XI shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which a

Director or an officer of the Corporation may be entitled under the Bylaws, a resolution of the Stockholders or the Board, an agreement, or otherwise; provided, that such additional rights shall not result in the circumvention of any of the requirements or prohibitions contained herein or under applicable federal or state securities laws or the NASAA Omnibus Guidelines.

Article XII. AMENDMENTS

Section 12.01. Amendments Generally. The Corporation reserves the right from time to time, upon the requisite approval by the Board of Directors and/or the Stockholders, to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except as provided in Section 12.02 and except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, and provided further that the Board has declared the amendment advisable and directed that it be submitted for consideration by the Stockholders as required by the MGCL, any amendment to the Charter shall be valid only if approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 12.02. Approval of Certain Charter Amendments and Dissolution.

Except as otherwise required by applicable law and notwithstanding the provisions of Section 12.01 hereof, the affirmative vote of the holders of Common Shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter, with Common Shares voting as a class and each class or series of Preferred Shares that is entitled to vote on the matter voting as a separate class, shall be necessary to effect:

(a)

Any amendment to the charter to make the Common Shares a “redeemable security” or to convert the Corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act); and

(b)	Any amendment to Section 5.02, Section 5.06, Section 12.01 or this Section 12.02.

Article XIII. ERISA TRANSFER RESTRICTIONS

Notwithstanding any other provision herein, if and to the extent that any class or series of Shares do not constitute Publicly Offered Securities, in order to avoid the possibility that the underlying assets of the Corporation could be treated as assets of any Plan pursuant to the Plan Asset Regulation, the Corporation, at the direction of the Board of Directors or any duly-authorized committee of the Board, or, if authorized by the Board, any officer of the Corporation or the Adviser on behalf of the Corporation, shall have the power to (1) require any Person proposing to acquire Shares to furnish such information as may be necessary to determine whether such person is (i) a Benefit Plan Investor, or (ii) an ERISA Controlling Person, (2) restrict or prohibit transfers of Shares to any Person, and (3) redeem any outstanding Shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board.

Article XIV. ROLL-UP TRANSACTIONS

In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. If the appraisal will be included in a Prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the SEC and the states as an exhibit to the registration statement for the offering and the issuer of such appraisal shall be subject to liability for violation of Section 11 of the Securities Act for any material misrepresentations or material omissions in the appraisal. The

Corporation’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. Such appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and the Stockholders. A summary of such appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:

(a)	accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(b)	one of the following:

(i)	remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or

(ii)	receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the Corporation’s net assets.

The Corporation is prohibited from participating in any proposed Roll-Up Transaction:

(a)

that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 10.01 or 10.02 hereof, or Section 3(b) of Article II of our Bylaws;

(b)

that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

(c)	in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Section 10.03 and Section 10.04 hereof; or

(d)	in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the holders of Common Shares.

THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.

SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately before the amendment and restatement of the charter as set forth above was 3,000,000,000 shares of common stock, consisting of 3,000,000,000 shares of common stock, $.01 par value per share, 1,000,000,000 of which were classified as Class S common stock, 1,000,000,000 of which were classified as Class D common stock and 1,000,000,000 of which were classified as Class I common stock, and none of which were shares of preferred stock. The aggregate par value of all authorized shares of stock having par value was $30,000,000.

EIGHTH: The total number of shares of stock which the Corporation has authority to issue immediately after the amendment and restatement of the Charter of the Corporation as set forth above is 3,000,000,000, consisting of 3,000,000,000 shares of common stock, $.01 par value per share, 1,000,000,000 of which are classified as Class S common stock, 1,000,000,000 of which are classified as Class D common stock and 1,000,000,000 of which are classified as Class I common stock, and none of which are shares of preferred stock. The aggregate par value of all authorized shares of stock having par value is $30,000,000.

NINTH: The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of the undersigned’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

-Signature page follows-

IN WITNESS WHEREOF, the Corporation has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Financial Officer and attested to by its Secretary on the [  ] day of [  ].

ATTEST:	BLUE OWL TECHNOLOGY INCOME CORP.

Neena Reddy	Bryan Cole
Secretary	Chief Operating Officer and Chief Financial Officer

SCAN TO VIEW MATERIALS & VOTE BLUE OWL TECHNOLOGY INCOME CORP. 399 PARK AVE, 37TH FLOOR NEW YORK, NY 10022 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 20, 2024. Follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/OTIC2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 20, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return before 5:00 p.m. Eastern Time on June 20, 2024 to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V37114-P08645 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BLUE OWL TECHNOLOGY INCOME CORP. The Board of Directors recommends you vote FOR the following: 1. To elect each of Christopher M. Temple and Melissa Weiler to the board of directors of Blue Owl Technology Income Corp. (the “Company”) for three-year terms, each expiring at the 2027 annual meeting of shareholders and until their successors are duly elected and qualified; and Nominees: For Against Abstain 1a. Christopher M. Temple 1b. Melissa Weiler The Board of Directors recommends you vote FOR proposal 2. For Against Abstain 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board of Directors recommends you vote FOR proposal 3. For Against Abstain 3. To approve the proposed Third Articles of Amendment and Restatement. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting Shareholder votes. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders (the “Annual Meeting”) of Blue Owl Technology Income Corp., a Maryland corporation (the “Company”), will be held on June 21, 2024 at 10:30 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OTIC2024. V37115-P08645 BLUE OWL TECHNOLOGY INCOME CORP. Annual Meeting of Shareholders June 21, 2024 at 10:30 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned shareholder of Blue Owl Technology Income Corp., hereby appoints Neena A. Reddy and Jonathan Lamm, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2024 Annual Meeting of Shareholders of Blue Owl Technology Income Corp. to be held on June 21, 2024 at 10:30 a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/OTIC2024, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement, and the Annual Report on Form 10-K for the year ended 2023 and revokes any proxy heretofore given with respect to such meeting. This proxy is solicited on behalf of the Blue Owl Technology Income Corp. board of directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2024 Annual Meeting of Shareholders or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, matters incident to the conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any or all of the proposals referenced herein. If you sign, date and return this proxy, it will be voted as directed, or if no direction is indicated, will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side